VANGUARD
STAR FUND

[PHOTO]

ANNUAL
REPORT
DECEMBER 31, 1998


[THE VANGUARD GROUP LOGO]

AT VANGUARD, WE BELIEVE THAT TRADITION MATTERS

Our 8,000 crew members embrace the traditional values on which our success is built, including integrity, hard work, thrift, teamwork, and fair dealing on behalf of our clients.

This year, our report cover pays homage to three anniversaries, each of great significance to The Vanguard Group:

- The 200th anniversary of the Battle of the Nile, which commenced on August 1, 1798. HMS Vanguard, the victorious British flagship at the Nile, is our namesake. And its motto-- "Leading the way"--serves as a guiding principle for our company.

- The 100th birthday, on July 23, of Walter L. Morgan, founder of Wellington Fund, the oldest member of what became The Vanguard Group. Mr. Morgan was friend and mentor to Vanguard founder John C. Bogle, and helped to shape the standards and business principles that Mr. Bogle laid down for Vanguard at its beginning nearly 25 years ago: a stress on balanced, diversified investments; insistence on fair dealing and candor with clients; and a focus on long-term investing. To our great regret, Mr. Morgan died on September 2.

- The 70th anniversary, on December 28, of the incorporation of Vanguard Wellington Fund. It is the nation's oldest balanced mutual fund, and one of only a handful of funds created in the 1920s that are still in operation.

Although Vanguard constantly tackles new challenges, adopts new technology, and develops new services, we treasure the traditions and values that set us apart in a crowded, competitive industry. And we salute our shareholders, whose support and trust we strive to earn each and every day.

                                    [PHOTO]

                                    CONTENTS

                                  A MESSAGE TO
                                OUR SHAREHOLDERS

                                       1

                                 THE MARKETS IN
                                  PERSPECTIVE

                                       5

                              PERFORMANCE SUMMARY

                                       7

                                  FUND PROFILE

                                       8

                              FINANCIAL STATEMENTS

                                       10

                                   REPORT OF
                            INDEPENDENT ACCOUNTANTS

                                       16

                        All comparative mutual fund data
                        are from Lipper or Morningstar,
                            unless otherwise noted.

FELLOW SHAREHOLDER,

[PHOTO]                   [PHOTO]
JOHN J. BRENNAN           JOHN C. BOGLE
Chairman & CEO            Senior Chairman

Vanguard STAR Fund earned +12.4% during 1998, a year when U.S. financial markets encountered considerable turbulence en route to yet another strong performance.

     Gains in 1998 were largest for large-capitalization growth stocks, although bond and money markets provided returns well in excess of inflation. The favorable overall environment and STAR's balanced investment policy--holding approximately 62.5% of assets in stock funds, 25% in bond funds, and 12.5% in cash reserves through a money market fund--resulted in a double-digit return for the fourth consecutive year.

     The adjacent table presents the fund's total return (capital change plus reinvested dividends). STAR's gain exceeded that of a comparable portfolio made up of mutual funds weighted in accordance with our asset-allocation guidelines. However, returns for both STAR and this composite fund substantially lagged the return of a composite made up of benchmark indexes representing the asset classes in which we invest. These benchmarks are: for stocks, the Standard & Poor's 500 Composite Stock Price Index; for bonds, the Lehman Brothers Aggregate Bond Index; and for cash reserves, the Salomon Smith Barney 3-Month U.S. Treasury Bill Index.

     Our return is based on an increase in net asset value from $17.38 per share on December 31, 1997, to $17.96 per share on December 31, 1998, adjusted for dividends totaling $0.58 per share paid from net investment income and distributions totaling $0.98 per share from net realized capital gains. At year-end, our annualized yield was 3.1%.


------------------------------------------------------
                                       TOTAL RETURNS
                                         YEAR ENDED
                                     DECEMBER 31, 1998
------------------------------------------------------
Vanguard STAR Fund                         +12.4%
------------------------------------------------------
Composite Fund Average*                    +11.3%
------------------------------------------------------
STAR Composite Index*                      +20.9%
------------------------------------------------------
S&P 500 Index                              +28.6%
Lehman Aggregate Bond Index                + 8.7

Salomon Smith Barney
  3-Month Treasury Index                   + 5.1
------------------------------------------------------

*The Star Composite Index is weighted 62.5% S&P 500 Index, 25% Lehman Aggregate
 Bond Index, and 12.5% Salomon Smith Barney 3-Month Treasury Index. The Composite Fund Average is similarly weighted using the average general equity mutual fund, average fixed-income fund, and average money market fund, respectively.

FINANCIAL MARKETS IN REVIEW

The U.S. economy grew at a robust pace--more than 3%--during 1998 as it shrugged off the effects of serious financial problems in Asia, Russia, and Latin America. Troubles abroad slowed demand for American exports and boosted demand for imported goods, widening the U.S. trade deficit. But the domestic economy got a powerful push from higher consumer spending, which was encouraged by low unemployment (4.3% at year-end) and higher wages (up about 4%, well above the 1.6% inflation rate).

     The optimism that kept shopping malls and automobile showrooms busy was also a factor in the financial markets. Stock prices shot up during the first half of the year, despite news that corporate earnings actually declined slightly, and by July 17 the S&P 500 Index had gained +23.3%. But fears that Asia's financial troubles were spreading worldwide touched off a sharp decline: Over the following six weeks, the S&P 500 Index fell -19.2%. Declines were much steeper for smaller stocks: The Russell 2000 Index of small-cap stocks declined nearly -40% from its mid-April peak to its low in October.

     The stock market then revived with remarkable speed and vigor. By year-end, the S&P 500 Index was again in record territory, having gained +28.6% for the year. This result, however, masked weakness elsewhere in the market. The Wilshire 4500 Equity Index, which comprises all the stocks not included in the S&P 500, gained just +8.6%, while the small-cap Russell 2000 Index declined -2.5%. In the entire market, more stocks declined in price than rose. Among large-cap stocks, there was a huge gap between returns on growth and value stocks: The S&P 500's growth component gained +42.2% during the year, nearly three times the +14.7% return on its value stocks.

     Interest rates declined on balance during 1998. Bond prices, which move in the opposite direction from interest rates, generally rose. Price appreciation accounted for 2 percentage points of the 8.7% total return of the Lehman Aggregate Bond Index. Rates fell furthest--roughly 1 percentage point--for U.S. Treasury securities. Treasury bond prices benefited from a "flight to quality" as many investors shunned riskier securities. Prices of high-yield, or "junk," bonds generally declined as investors reexamined their willingness to assume greater risk.

1998 PERFORMANCE OVERVIEW

Returns from the Vanguard funds held by STAR Fund varied widely, as shown in the table below. The table shows the percentage of assets represented by each of STAR's holdings along with the return for each during 1998. All the underlying funds earned positive returns, although these ranged from a mere +0.8% for Windsor Fund, STAR's second-largest holding, to a remarkable +40.0% for the U.S. Growth Fund. STAR's equity holdings on balance earned far less than the S&P 500 Index primarily because our largest holdings--Windsor II Fund and Windsor Fund--emphasize value stocks, which were the market's laggards. Only two of our underlying funds (U.S. Growth and Morgan Growth) emphasize large-cap growth stocks, which were the best-performing part of the market. PRIMECAP Fund, which invests in both large- and mid-cap growth stocks, provided a very competitive return. Explorer Fund managed a gain of +3.5%, although small-cap growth stocks, which it emphasizes, earned just +1.2% as a group during 1998.



-------------------------------------------------------------
                                            TOTAL RETURNS
                       PERCENTAGE OF          YEAR ENDED
VANGUARD FUND           STAR ASSETS        DECEMBER 31, 1998
-------------------------------------------------------------
STOCK FUNDS
  Windsor II                 27.3%                +16.4%
  Windsor                    15.4                 + 0.8
  Explorer                    5.3                 + 3.5
  Morgan Growth               5.2                 +22.3
  U.S. Growth                 5.1                 +40.0
  PRIMECAP                    5.1                 +25.4
-------------------------------------------------------------

BOND FUNDS
  Long-Term Corporate        12.5%                + 9.2%
  GNMA                       12.3                 + 7.1
-------------------------------------------------------------

MONEY MARKET FUND
  Prime                      11.8%                + 5.4%
-------------------------------------------------------------

COMBINED                    100.0%                +12.4%

-------------------------------------------------------------

     Although they've been the market's leaders for the past five years, large-cap growth stocks won't always dominate. We expect that smaller stocks and value stocks will, as they have in the past, enjoy periods of superior relative performance. Our balanced investment policy provides exposure to all these sectors.

     STAR's fixed-income segments--the Prime Money Market Fund and our GNMA and Long-Term Corporate Funds--provided returns that outpaced those of comparable mutual funds and far exceeded inflation. The two bond funds benefited from the decline in interest rates and from their high credit quality.

     While our performance lagged well behind the composite index, STAR's gain of +12.4% did marginally exceed the +11.3% return for our composite mutual fund average, based on average returns for other funds and weighted to match our balanced asset allocation target of 62.5% in stock funds, 25% in bond funds, and 12.5% in money market funds. This was the seventh consecutive year in which we succeeded in outperforming this group of our peers.

LONG-TERM PERFORMANCE OVERVIEW

STAR Fund's long-term record is solid, both on an absolute basis and in relation to peer mutual funds. The table below presents the returns of STAR and our comparative standards during the past decade, showing how an initial $10,000 investment in each would have grown, assuming the reinvestment of income dividends and capital gain distributions. STAR's average return of +13.5% was 1.2 percentage points higher than that of the balanced composite fund benchmark.

     That seemingly modest margin resulted in a difference of $3,377 in the ending value of the hypothetical $10,000 investments--equivalent to more than one-third the initial investment. Vanguard's low costs are the main reason for our advantage. STAR itself bears no direct operating expenses, although STAR shareholders incur their share of the costs of running our underlying funds. During 1998, these costs amounted to 0.37% of average net assets, nearly a percentage point lower than the 1.27% average expense ratio charged by funds in the composite average. Lower costs, then, have accounted for most of our excess return.

     During the past decade, we trailed the return on our benchmark composite index by an average of 1.6 percentage points annually. This shortfall is due mainly to the unusually wide disparity in returns on growth and value stocks. As noted earlier, the majority of STAR's stock holdings are in value funds--the two Windsors. During the past decade, large value stocks within the S&P 500 earned an average return of +16.7% a year, 4.6 percentage points behind the +21.3% return on large growth stocks in the index. Also, because the composite index exists only on paper, it has no operating or trading costs, which is an advantage over even our low-cost funds.

     Our annualized return of +13.5% during the decade was well above the long-term historical average for such a balanced portfolio. While we are grateful for these results, they create two potential dangers. The first is that investors may have unrealistic expectations for future returns. Investors who base plans on such assumptions may fall well short of their financial goals if returns revert to lower levels, as we would expect. The second danger is that investors may underestimate the risks that are part of investing. In eight of the past ten


---------------------------------------------------------------------
                                              TOTAL RETURNS
                                    10 YEARS ENDED DECEMBER 31, 1998
                                    ---------------------------------
                                      AVERAGE       FINAL VALUE OF
                                       ANNUAL         A $10,000
                                        RATE      INITIAL INVESTMENT
---------------------------------------------------------------------
Vanguard STAR Fund                      +13.5%          $35,354
---------------------------------------------------------------------
Composite Fund Average                  +12.3%          $31,977
---------------------------------------------------------------------
STAR Composite Index                    +15.1%          $40,736
---------------------------------------------------------------------
S&P 500 Index                           +19.2%          $57,963
---------------------------------------------------------------------
Lehman Aggregate Bond Index             + 9.3%          $24,237
---------------------------------------------------------------------

years, STAR's total return exceeded 10%, while it suffered only slight declines in the other years (-3.6% in 1990 and -0.2% in 1994). The stock and bond markets are capable of steeper declines. Investors who understand that downturns will occur, and are a risk that must be endured in pursuit of investment rewards, may find it easier to stay on an even keel when the seas get stormy.

IN SUMMARY

The tumultuous markets in 1998 amply demonstrated the advantages of a balanced investment approach. Investors who held a mix of stock funds, bond funds, and money market funds participated in the markets' bounty but were spared some measure of the anxiety felt during the midyear downturn in stocks.

     We have always believed that investors are well served by selecting a mix of stocks, bonds, and cash reserves appropriate to their investment time horizon, goals, and risk tolerance, and then sticking with their plan. Vanguard STAR Fund embodies this approach, and we will "stay the course" in implementing it.



/s/ JOHN C. BOGLE                                         /s/ JOHN J. BRENNAN

John C. Bogle                                             John J. Brennan
Senior Chairman                                           Chairman and
                                                          Chief Executive Officer


January 11, 1999


NOTE: You'll observe that we have made a minor change in the name of STAR Fund. We replaced the word "portfolio" with "fund" as part of a broader effort to simplify the names in our fund lineup.

THE MARKETS IN PERSPECTIVE
YEAR ENDED DECEMBER 31, 1998                                            [PHOTO]

Financial markets continued to produce solid overall gains during 1998. After overcoming a sharp, six-week setback in July and August, the S&P 500 Index gained 28.6% for the year, marking the first time the index had produced returns of 20% or more in four consecutive years. Bond prices rose as interest rates generally declined over the year. Returns from overseas stock markets varied widely, with big gains in Europe, small gains in the Pacific, and losses in most emerging markets.

U.S. STOCK MARKETS

Large-capitalization stocks--especially those of large growth companies--were the best performers during 1998. The 50 largest stocks within the S&P 500 Index earned more than 40%, while the return of the other 450 stocks was less than 17%. The stock market as a whole, as measured by the Wilshire 5000 Equity Index, earned 23.4%. Small-cap stocks, represented by the Russell 2000 Index, declined 2.5% for the year.

         The huge gap between returns of large and small stocks was not the only oddity during the year. Among large stocks there also was a large disparity in performance between growth and value stocks. Within the s&p 500 index, growth stocks rose 42.2%, While value stocks were up 14.7%. The gap of
27.5 Percentage points is the largest in the 23 years that the growth and value components have been tracked.


------------------------------------------------------------------------
                                           AVERAGE ANNUALIZED RETURNS
                                         PERIODS ENDED DECEMBER 31, 1998
                                         -------------------------------
                                           1 YEAR    3 YEARS     5 YEARS
------------------------------------------------------------------------
STOCKS
   S&P 500 Index                            28.6%      28.2%       24.1%
   Russell 2000 Index                       -2.5       11.6        11.9
   MSCI EAFE Index                          20.3        9.3         9.5
------------------------------------------------------------------------

BONDS
   Lehman Aggregate Bond Index               8.7%       7.3%        7.3%
   Lehman 10 Year Municipal Bond Index       6.8        6.8         6.4
   Salomon Smith Barney 3-Month
     U.S. Treasury Bill Index                5.1        5.2         5.1
------------------------------------------------------------------------

OTHER
   Consumer Price Index                      1.6%       2.2%        2.4%

------------------------------------------------------------------------


     Stocks rose strongly during the first half of the year. But after hitting a then-record high on July 17, the S&P 500 Index fell by 19.2% during the following six weeks. Declines were steeper for most smaller stocks. The Russell 2000 Index fell nearly 40% from its peak in April before climbing back during the fourth quarter.

     The summer slump in stock prices reflected several factors that raised anxiety among investors and prompted a reconsideration of risk that extended past stocks to bonds. Among these factors were deteriorating corporate earnings; Russia's default on its debts; sharp swings in currency exchange rates; and lingering economic weakness in Asia.

     Although these sources of uncertainty remained as the year went on, many investors reacted not by abandoning stocks, but by selecting large, well-known stocks they perceived as reliable vehicles for long-term growth. The strong rebound in prices during the fourth quarter was due in large part to the calming influence on jittery markets of the Federal Reserve Board's decision to cut short-term interest rates by 0.75 percentage point.

     Technology stocks led the market's advance during 1998, rising 83%. Investors were attracted by rapid revenue growth and a belief that consumers and businesses will keep spending freely on computers, software, and computer services. Speculation also played a role in the surge. Burgeoning activity on the Internet sent many stocks, even those with no hint of profitability, skyrocketing. The bulge in Internet stock prices prompted comparisons with such historic asset "bubbles" as Japan's stock market in the late 1980s and the tulip-bulb mania in Holland in the 1630s.

     Health care and utilities, especially telecommunications providers, also soared, achieving returns of more than 43%. Both sectors benefited from rising demand for their products and a perception that they are somewhat protected from foreign economic troubles and foreign competition. Consumer-related stocks such as retailers also did well, reflecting strength in consumer spending. Americans spent almost every after-tax dollar they earned during 1998. Jobs were abundant; unemployment fell to 4.3% by year-end.

     The worst-performing groups were two directly harmed by falling commodity prices: oil drilling and services firms in the "other energy" category (-36%) and materials & processing firms (-1%), such as paper, steel, and chemical makers. Producer-durables companies, such as machinery and aircraft makers, eked out a 2% return as companies saw falling sales abroad and rising competition at home from foreign firms.

U.S. BOND MARKETS

The fall in interest rates during 1998 was steepest for U.S. Treasury securities, which benefited from heightened aversion to risk among investors and from a slight decrease in supply, thanks to a $70 billion federal budget surplus. The low inflation rate--consumer prices were up just 1.6%--gave the Federal Reserve the flexibility to cut short-term rates even though economic growth was strong.

     Yields on long-term Treasury issues fell by roughly 1 percentage point, and the 30-year Treasury bond's yield was 5.09% on December 31. Lower rates mean higher bond prices, and the Lehman Brothers Long U.S. Treasury Index earned a total return of 13.5%, an astounding margin of nearly 12 percentage points over the inflation rate.

     Bonds lacking the unquestioned credit quality of Treasuries did not fare as well, reflecting a repricing of risk and a "flight to quality" by investors who began to feel they had been underestimating risk. One result was price declines that nearly offset the interest earned on high-yield "junk" bonds. However, high-quality corporate bonds and mortgage-backed securities generally held up well. The Lehman Aggregate Bond Index, which encompasses Treasury, mortgage, and high-quality corporate securities and has an intermediate-term average maturity, earned a solid 8.7%.

     Yields on long-term municipal bonds declined only slightly during the year, and by December 31 were only a tad lower than yields on long-term Treasuries. This was striking because the interest on municipals is exempt from federal income tax.

INTERNATIONAL STOCK MARKETS

Europe's stock markets beat even the S&P 500 Index's gaudy return, gaining 28.7% in U.S.-dollar terms, with about 5% of the gain due to a fall in the dollar versus most European currencies. Pacific-region stocks rose 2.6%, although it took a fall in the dollar's value versus the Japanese yen to overcome losses in local-currency terms. Overall, developed international markets, as measured by the MSCI EAFE Index, earned 20.3%.

     Investors' confidence in emerging markets continued to evaporate in 1998, and stocks in these markets fell about 25% as a group. The few bright spots included South Korea (+141%) and the Philippines (+13%), which had suffered big declines in 1997.

PERFORMANCE SUMMARY
STAR FUND

All of the data on this page represent past performance, which cannot be used to predict future returns that may be achieved by the fund. Note, too, that both share price and return can fluctuate widely, so an investment in the fund could lose money.

TOTAL INVESTMENT RETURNS: MARCH 29, 1985-DECEMBER 31, 1998
----------------------------------------------------------
                       STAR FUND               COMPOSITE*
FISCAL    CAPITAL        INCOME      TOTAL        TOTAL
YEAR       RETURN        RETURN     RETURN       RETURN
----------------------------------------------------------
1985        14.5%         0.5%        15.0%       15.1%
1986         5.5          8.4         13.9        12.6
1987        -5.5          7.2          1.7         3.1
1988        11.7          7.3         19.0        11.8
1989        11.8          7.0         18.8        18.0
1990        -9.6          6.0         -3.6        -1.6
1991        18.1          6.1         24.2        26.9
1992         6.3          4.2         10.5         8.0
1993         7.1          3.8         10.9        10.6
1994        -4.1          3.9         -0.2        -1.2
1995        23.7          4.9         28.6        23.3
1996        12.0          4.1         16.1        13.6
1997        17.3          3.9         21.2        17.9
1998         9.0          3.4         12.4        11.3
----------------------------------------------------------

*62.5% average general equity fund, 25% average fixed-income fund, and 12.5% average money market fund.

See Financial Highlights table on page 14 for dividend and capital gains information for the past five years.

CUMULATIVE PERFORMANCE: DECEMBER 31, 1988-DECEMBER 31, 1998
------------------------------------------------------------------------------
                 STAR Fund         Composite           STAR Composite  S&P 500
                                   Fund Average*       Index**         Index
1988  12         10000             10000              10000           10000
1989  03         10549             10466              10500           10709
1989  06         11286             11120              11318           11654
1989  09         11941             11805              12133           12902
1989  12         11880             11796              12435           13168
1990  03         11594             11612              12211           12772
1990  06         11919             12160              12840           13575
1990  09         10643             10984              11777           11709
1990  12         11450             11606              12612           12759
1991  03         12858             13004              13857           14612
1991  06         12848             13031              13923           14579
1991  09         13507             13825              14612           15359
1991  12         14218             14732              15599           16647
1992  03         14264             14733              15322           16227
1992  06         14715             14632              15679           16536
1992  09         15158             15049              16175           17057
1992  12         15712             15904              16708           17916
1993  03         16444             16407              17352           18698
1993  06         16655             16656              17538           18789
1993  09         17313             17317              17953           19275
1993  12         17422             17596              18233           19722
1994  03         16890             17151              17691           18974
1994  06         17068             16826              17715           19054
1994  09         17465             17511              18308           19986
1994  12         17386             17387              18357           19983
1995  03         18668             18365              19731           21929
1995  06         20094             19623              21239           24022
1995  09         21441             20827              22432           25931
1995  12         22364             21437              23553           27492
1996  03         23153             22162              24269           28967
1996  06         23720             22888              25021           30267
1996  09         24445             23437              25674           31203
1996  12         25967             24363              27248           33804
1997  03         26147             24086              27723           34710
1997  06         28783             26615              31004           40770
1997  09         31009             28818              32786           43824
1997  12         31460             28728              33684           45083
1998  03         34085             31022              36774           51372
1998  06         34521             31140              37813           53068
1998  09         31714             28396              35976           47789
1998  12         35354             31977              40736           57963


                           AVERAGE ANNUAL TOTAL RETURNS
                          PERIODS ENDED DECEMBER 31, 1998
                         ----------------------------------    FINAL VALUE OF A
                         1 YEAR     5 YEARS      10 YEARS     $10,000 INVESTMENT
------------------------------------------------------------------------------
STAR Fund                 12.38%     15.20%        13.46%         $35,354
Composite Fund Average*   11.30      12.69         12.33           31,977
STAR Composite Index**    20.94      17.44         15.08           40,736
S&P 500 Index             28.58      24.06         19.21           57,963
------------------------------------------------------------------------------

*62.5% average general equity fund, 25% average fixed-income fund, and 12.5% average money market fund.

**62.5% S&P 500 Index, 25% Lehman Aggregate Bond Index, and 12.5% Salomon Smith Barney 3-Month Treasury Index.

AVERAGE ANNUAL TOTAL RETURNS: PERIODS ENDED DECEMBER 31, 1998
------------------------------------------------------------------------------
                                                             10 YEARS
                        INCEPTION                  ---------------------------
                          DATE     1 YEAR  5 YEARS   CAPITAL   INCOME   TOTAL
------------------------------------------------------------------------------
STAR Fund               3/29/1985  12.38%   15.20%    8.72%    4.74%   13.46%
------------------------------------------------------------------------------

FUND PROFILE
STAR FUND

This Profile presents key characteristics of the fund as of December 31, 1998, including its allocations to various asset classes and to underlying Vanguard funds. Key elements of this Profile are defined on page 9.

FINANCIAL ATTRIBUTES
-----------------------------------------
Yield                                3.1%
Expense Ratio                          0%
Average Weighted Expense Ratio*     0.37%

*For underlying funds.

FUND ASSET ALLOCATION
-----------------------------------------
STOCKS                                63%
BONDS                                 25%
CASH RESERVES                         12%


VOLATILITY MEASURES
-----------------------------------------
                          STAR    S&P 500
-----------------------------------------
R-Squared                 0.95       1.00
Beta                      0.62       1.00

ALLOCATION TO UNDERLYING VANGUARD FUNDS
-----------------------------------------
Windsor II Fund                     27.3%
Windsor Fund                        15.4
Explorer Fund                        5.3
Morgan Growth Fund                   5.2
U.S. Growth Fund                     5.1
PRIMECAP Fund                        5.1
Long-Term Corporate Fund            12.5
GNMA Fund                           12.3
Prime Money Market Fund             11.8
-----------------------------------------
Total                              100.0%

FIXED-INCOME INVESTMENT FOCUS
-----------------------------------------

[GRAPH]

EQUITY INVESTMENT FOCUS
-----------------------------------------

[GRAPH]

ALLOCATION TO UNDERLYING VANGUARD FUNDS. This table shows the distribution of a fund's assets in underlying Vanguard funds.

AVERAGE WEIGHTED EXPENSE RATIO. Funds that invest in other Vanguard funds incur no direct expenses, but do bear their share of the operating, administrative, and advisory expenses of the underlying funds. The average weighted expense ratio is the average of these expense ratios, weighted in proportion to the amount of the fund represented by each underlying fund.

BETA. A measure of the magnitude of a fund's past share-price fluctuations in relation to the ups and downs of the overall market (or appropriate market index). The market (or index) is assigned a beta of 1.00, so a fund with a beta of 1.20 would have seen its share price rise or fall by 12% when the overall market rose or fell by 10%.

EQUITY INVESTMENT FOCUS. This grid indicates the focus of a fund's equity holdings in terms of two attributes: market capitalization (large, medium, or small) and relative valuation (growth, value, or a blend).

EXPENSE RATIO. The percentage of a fund's average net assets used to pay its annual administrative and advisory expenses. These expenses directly reduce returns to investors.

FIXED-INCOME INVESTMENT FOCUS. This grid indicates the focus of a fund's fixed-income holdings in terms of two attributes: average maturity (short, medium, or long) and average credit quality (Treasury/agency, investment-grade corporate, or below investment-grade).

FUND ASSET ALLOCATION. This chart shows the proportions of a fund's holdings allocated to different types of assets.

R-SQUARED. A measure of how much of a fund's past returns can be explained by the returns from the overall market (or its benchmark index). If a fund's total return were precisely synchronized with the overall market's return, its R-squared would be 1.00. If a fund's returns bore no relationship to the market's returns, its R-squared would be 0.

YIELD. A snapshot of a fund's income from interest and dividends. The yield, expressed as a percentage of the fund's net asset value, is based on income earned over the past 30 days (7 days for money market funds) and is annualized, or projected forward for the coming year.

FINANCIAL STATEMENTS
DECEMBER 31, 1998
                                                                         [PHOTO]

STATEMENT OF NET ASSETS

This Statement provides a detailed list of the fund's investments in shares of each Vanguard fund, along with the value of each investment on the last day of the reporting period. Other assets are added to, and liabilities are subtracted from, the value of Total Investments to calculate the fund's Net Assets. Finally, Net Assets are divided by the outstanding shares of the fund to arrive at its share price, or Net Asset Value (NAV) Per Share.

    At the end of the Statement of Net Assets, you will find a table displaying the composition of the fund's net assets on both a dollar and per-share basis. Because all income and any realized gains must be distributed to shareholders each year, the bulk of net assets consists of Paid in Capital (money invested by shareholders). The amounts shown for Undistributed Net Investment Income and Accumulated Net Realized Gains usually approximate the sums the fund had available to distribute to shareholders as income dividends or capital gains as of the statement date. Any Accumulated Net Realized Losses, and any cumulative excess of distributions over net income or net realized gains, will appear as negative balances. Unrealized Appreciation (Depreciation) is the difference between the market value of the fund's investments and their cost, and reflects the gains (losses) that would be realized if the fund were to sell all of its investments at their statement-date values.


------------------------------------------------------------------------------
                                                                       MARKET
                                                                       VALUE*
STAR FUND                                                 SHARES        (000)
------------------------------------------------------------------------------
INVESTMENT COMPANIES (100.2%)
------------------------------------------------------------------------------
STOCK FUNDS (63.5%)
Vanguard Windsor II Fund                              74,196,353   $2,214,761
Vanguard Windsor Fund                                 80,385,390    1,251,601
Vanguard Explorer Fund                                 7,528,059      426,916
Vanguard Morgan Growth Fund                           21,257,569      419,199
Vanguard U.S. Growth Fund                             10,952,156      410,596
Vanguard PRIMECAP Fund                                 8,604,599      410,095
                                                                   -----------
                                                                    5,133,168
                                                                   -----------

BOND FUNDS (24.9%)
Vanguard Long-Term Corporate Fund                    109,288,172    1,015,287
Vanguard GNMA Fund                                    95,203,116      994,873
                                                                   -----------
                                                                    2,010,160
                                                                   -----------
MONEY MARKET FUND (11.8%)
Vanguard Prime Money Market Fund Investor Shares     952,878,894      952,879
                                                                   -----------
------------------------------------------------------------------------------
TOTAL INVESTMENT COMPANIES
    (COST $6,247,192)                                               8,096,207
------------------------------------------------------------------------------
                                                            FACE
                                                          AMOUNT
                                                           (000)
------------------------------------------------------------------------------
TEMPORARY CASH INVESTMENT (0.1%)
------------------------------------------------------------------------------
REPURCHASE AGREEMENT
Collateralized by U.S. Government Obligations
    in a Pooled Cash Account 4.76%, 1/4/1999
    (COST $11,512)                                       $11,512       11,512
------------------------------------------------------------------------------
TOTAL INVESTMENTS (100.3%)
    (COST $6,258,704)                                               8,107,719
------------------------------------------------------------------------------

------------------------------------------------------------------------------
                                                                      MARKET
                                                                      VALUE*
                                                                       (000)
------------------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES (-0.3%)
------------------------------------------------------------------------------
Other Assets                                                       $   25,301
Liabilities                                                           (50,394)
                                                                   -----------
                                                                      (25,093)
------------------------------------------------------------------------------
NET ASSETS (100%)
------------------------------------------------------------------------------
Applicable to 450,026,748 outstanding $.001 par
    value shares of beneficial interest
    (unlimited authorization)                                      $8,082,626
==============================================================================

NET ASSET VALUE PER SHARE                                              $17.96
==============================================================================

*See Note A in Notes to Financial Statements.

------------------------------------------------------------------------------
AT DECEMBER 31, 1998, NET ASSETS CONSISTED OF:
------------------------------------------------------------------------------
                                                          AMOUNT          PER
                                                           (000)        SHARE
------------------------------------------------------------------------------
Paid in Capital                                       $6,233,825       $13.85
Undistributed Net Investment Income                        1,026           --
Overdistributed Net Realized Gains                        (1,240)          --
Unrealized Appreciation--Note D                        1,849,015         4.11
------------------------------------------------------------------------------
NET ASSETS                                            $8,082,626       $17.96
==============================================================================

STATEMENT OF OPERATIONS

This Statement shows the fund's Income Distributions Received from the other Vanguard funds in which it invests. This Statement also shows any Capital Gain Distributions Received from the other funds' realized net gains, Net Gain
(Loss) realized on the sale of investments, and the increase or decrease in the Unrealized Appreciation (Depreciation) on investments during the period.


-------------------------------------------------------------------------------------
                                                                            STAR FUND
                                                         YEAR ENDED DECEMBER 31, 1998
                                                                                (000)
-------------------------------------------------------------------------------------
INVESTMENT INCOME
INCOME
   Income Distributions Received                                             $247,247
   Interest                                                                       136
-------------------------------------------------------------------------------------
NET INVESTMENT INCOME--Note B                                                 247,383
-------------------------------------------------------------------------------------
REALIZED NET GAIN
   Capital Gain Distributions Received                                        363,842
   Investment Securities Sold                                                  48,714
-------------------------------------------------------------------------------------
REALIZED NET GAIN                                                             412,556
-------------------------------------------------------------------------------------
CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) OF INVESTMENT SECURITIES     239,881
-------------------------------------------------------------------------------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                         $899,820
=====================================================================================

STATEMENT OF CHANGES IN NET ASSETS

This Statement shows how the fund's total net assets changed during the two most recent reporting periods. The Operations section summarizes information detailed in the Statement of Operations. The amounts shown as Distributions to shareholders from the fund's net income and capital gains may not match the amounts shown in the Operations section, because distributions are determined on a tax basis and may be made in a period different from the one in which the income was earned or the gains were realized on the financial statements. The Capital Share Transactions section shows the amount shareholders invested in the fund, either by purchasing shares or by reinvesting distributions, as well as the amounts redeemed. The corresponding numbers of Shares Issued and Redeemed are shown at the end of the Statement.


-------------------------------------------------------------------------------------
                                                                      STAR FUND
                                                               YEAR ENDED DECEMBER 31,
                                                             ------------------------
                                                                   1998          1997
                                                                  (000)         (000)
-------------------------------------------------------------------------------------
INCREASE IN NET ASSETS
OPERATIONS
   Net Investment Income                                     $  247,383    $  229,478
   Realized Net Gain                                            412,556       464,498
   Change in Unrealized Appreciation (Depreciation)             239,881       571,126
                                                             ------------------------
      Net Increase in Net Assets Resulting from Operations      899,820     1,265,102
                                                             ------------------------
DISTRIBUTIONS
   Net Investment Income                                       (246,270)     (226,950)
   Realized Capital Gain                                       (412,420)     (466,547)
                                                             ------------------------
      Total Distributions                                      (658,690)     (693,497)
                                                             ------------------------
CAPITAL SHARE TRANSACTIONS(1)
   Issued                                                       956,647       954,494
   Issued in Lieu of Cash Distributions                         642,212       678,488
   Redeemed                                                  (1,112,742)     (712,635)
                                                             ------------------------
      Net Increase from Capital Share Transactions              486,117       920,347
-------------------------------------------------------------------------------------
   Total Increase                                               727,247     1,491,952
-------------------------------------------------------------------------------------
NET ASSETS
   Beginning of Year                                          7,355,379     5,863,427
                                                             ------------------------
   End of Year                                               $8,082,626    $7,355,379
=====================================================================================

(1)Shares Issued (Redeemed)
   Issued                                                        52,426        55,184
   Issued in Lieu of Cash Distributions                          35,613        39,523
   Redeemed                                                     (61,339)      (41,066)
                                                             ------------------------
      Net Increase in Shares Outstanding                         26,700        53,641
=====================================================================================

FINANCIAL HIGHLIGHTS

This table summarizes the fund's investment results and distributions to shareholders on a per-share basis. The table also presents the fund's Total Return and shows net investment income and expenses as percentages of average net assets. The expense ratio is zero because the fund pays no direct expenses; the fund's share of the expenses of the other funds in which it invests reduces the income received from them. The data in the table will help you assess: the variability of the fund's net income and total returns from year to year; the relative contributions of net income and capital gains to the fund's total return; the extent to which the fund tends to distribute capital gains; and the portion of capital gains distributions representing the "pass-through" of capital gains distributions received from other Vanguard funds. The table also shows the Portfolio Turnover Rate, a measure of trading activity. A turnover rate of 100% means that the average security is held in the fund for one year.


-------------------------------------------------------------------------------------------------------------
                                                                                STAR FUND
                                                                         YEAR ENDED DECEMBER 31,
                                                               ----------------------------------------------
FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR                    1998      1997    1996      1995        1994
-------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF YEAR                             $17.38   $15.86  $15.03    $12.61      $13.41
-------------------------------------------------------------------------------------------------------------
INVESTMENT OPERATIONS
    Net Investment Income                                         .58      .60     .58      .590         .53
    Capital Gain Distributions Received                           .86     1.06     .63      .435         .26
    Net Realized and Unrealized Gain (Loss) on Investments        .70     1.65    1.19     2.550        (.82)
                                                               ----------------------------------------------
        Total from Investment Operations                         2.14     3.31    2.40     3.575        (.03)
                                                               ----------------------------------------------
DISTRIBUTIONS
    Dividends from Net Investment Income                         (.58)    (.59)   (.59)    (.590)       (.52)
    Distributions from Realized Capital Gains                    (.98)   (1.20)   (.98)    (.565)       (.25)
                                                               ----------------------------------------------
        Total Distributions                                     (1.56)   (1.79)  (1.57)   (1.155)       (.77)
-------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF YEAR                                   $17.96   $17.38  $15.86    $15.03      $12.61
============================================================================================================

TOTAL RETURN                                                   12.38%   21.15%  16.11%    28.64%      -0.21%
=============================================================================================================

RATIOS/SUPPLEMENTAL DATA
    Net Assets, End of Year (Millions)                         $8,083   $7,355  $5,863    $4,842      $3,766
    Ratio of Total Expenses to Average Net Assets--Note B          0%       0%      0%        0%          0%
    Ratio of Net Investment Income to Average Net Assets        3.18%    3.46%   3.71%     4.12%       4.01%
    Portfolio Turnover Rate                                       16%      15%     18%       13%          9%
=============================================================================================================

NOTES TO FINANCIAL STATEMENTS

Vanguard STAR Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund follows a balanced investment strategy by investing in selected Vanguard funds. The fund invests 60% to 70% of its net assets in U.S. stock funds (predominantly large-capitalization value stock funds), 20% to 30% in bond funds, and about 10% in a money market fund.

A. The following significant accounting policies conform to generally accepted accounting principles for mutual funds. The fund consistently follows such policies in preparing its financial statements.

    1. VALUATION: Investments are valued at the net asset value of each Vanguard fund determined as of the close of the New York Stock Exchange (generally 4:00 p.m. Eastern time) on the valuation date. Temporary cash investments are valued at cost, which approximates market value.

    2. FEDERAL INCOME TAXES: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Accordingly, no provision for federal income taxes is required in the financial statements.

    3. DISTRIBUTIONS: Distributions to shareholders are recorded on the ex-dividend date.

    4. REPURCHASE AGREEMENTS: The fund, along with other members of The Vanguard Group, transfers uninvested cash balances to a Pooled Cash Account, which is invested in repurchase agreements secured by U.S. government securities. Securities pledged as collateral for repurchase agreements are held by a custodian bank until the agreements mature. Each agreement requires that the market value of the collateral be sufficient to cover payments of interest and principal; however, in the event of default or bankruptcy by the other party to the agreement, retention of the collateral may be subject to legal proceedings.

    5. OTHER: Income and capital gain distributions received are recorded on the ex-dividend date. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

B. Under a special service agreement, The Vanguard Group furnishes corporate management, administrative, marketing, and distribution services to the fund. The special service agreement provides that Vanguard will reimburse the fund's expenses to the extent of savings in administrative and marketing costs realized by Vanguard in the operation of the fund. Accordingly, all expenses incurred by the fund during the year ended December 31, 1998, were reimbursed by Vanguard. The fund's Trustees and officers are also Directors and officers of Vanguard and the funds in which the fund invests.

C. During the year ended December 31, 1998, the fund purchased $1,490,443,000 of investment securities and sold $1,091,333,000 of investment securities other than money market fund and temporary cash investments.

D. At December 31, 1998, unrealized appreciation of investment securities for financial reporting and federal income tax purposes was $1,849,015,000, consisting entirely of unrealized gains on securities that had risen in value since their purchase.

REPORT OF INDEPENDENT
ACCOUNTANTS
                                                                         [PHOTO]

To the Shareholders and
Trustees of Vanguard STAR Fund

In our opinion, the accompanying statement of net assets and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Vanguard STAR Fund (the "Fund") at December 31, 1998, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 1998 by correspondence with the custodian, provide a reasonable basis for the opinion expressed above.

PricewaterhouseCoopers LLP

Thirty South Seventeenth Street
Philadelphia, Pennsylvania 19103

February 2, 1999



SPECIAL 1998 TAX INFORMATION (UNAUDITED) FOR VANGUARD STAR FUND

This information for the fiscal year ended December 31, 1998, is included pursuant to provisions of the Internal Revenue Code.

  The fund distributed $345,086,000 as capital gain dividends (from net long-term capital gains) to shareholders during the fiscal year ended December 31, 1998, all of which is desig-nated as a 20% rate gain distribution.

  For corporate shareholders, 20.8% of investment income (dividend income plus short-term gains, if any) qualifies for the dividends-received deduction.

                             TRUSTEES AND OFFICERS

JOHN C. BOGLE
Founder, Senior Chairman of the Board, and Director/Trustee of The Vanguard Group, Inc., and each of the investment companies in The Vanguard Group.

JOHN J. BRENNAN
Chairman of the Board, Chief Executive Officer, and Director/Trustee of The Vanguard Group, Inc., and each of the investment companies in The Vanguard Group.

BARBARA BARNES HAUPTFUHRER
Director of The Great Atlantic and Pacific Tea Co., IKON Office Solutions, Inc., Raytheon Co., Knight-Ridder, Inc., Massachusetts Mutual Life Insurance Co., and Ladies Professional Golf Association; Trustee Emerita of Wellesley College.

JOANN HEFFERNAN HEISEN
Vice President, Chief Information Officer, and a member of the Executive Committee of Johnson & Johnson; Director of Johnson & Johnson-Merck Consumer Pharmaceuticals Co., Women First HealthCare, Inc., Recording for the Blind and Dyslexic, The Medical Center at Princeton, and Women's Research and Education Institute.

BRUCE K. MACLAURY
President Emeritus of The Brookings Institution; Director of American Express Bank Ltd., The St. Paul Companies, Inc., and National Steel Corp.

BURTON G. MALKIEL
Chemical Bank Chairman's Professor of Economics, Princeton University; Director of Prudential Insurance Co. of America, Banco Bilbao Gestinova, Baker Fentress & Co., The Jeffrey Co., and Southern New England Telecommunications Co.

ALFRED M. RANKIN, JR.
Chairman, President, and Chief Executive Officer of NACCO Industries, Inc.; Director of NACCO Industries, The BFGoodrich Co., and The Standard Products Co.

JOHN C. SAWHILL
President and Chief Executive Officer of The Nature Conservancy; formerly, Director and Senior Partner of McKinsey & Co. and President of New York University; Director of Pacific Gas and Electric Co., Procter & Gamble Co., NACCO Industries, and Newfield Exploration Co.

JAMES O. WELCH, JR.
Retired Chairman of Nabisco Brands, Inc.; retired Vice Chairman and Director of RJR Nabisco; Director of TECO Energy, Inc., and Kmart Corp.

J. LAWRENCE WILSON
Chairman and Chief Executive Officer of Rohm & Haas Co.; Director of Cummins Engine Co. and The Mead Corp.; Trustee of Vanderbilt University.

                              OTHER FUND OFFICERS

RAYMOND J. KLAPINSKY
Secretary; Managing Director and Secretary of The Vanguard Group, Inc.; Secretary of each of the investment companies in The Vanguard Group.

THOMAS J. HIGGINS
Treasurer; Principal of The Vanguard Group, Inc.; Treasurer of each of the investment companies in The Vanguard Group.

KAREN E. WEST
Controller; Principal of The Vanguard Group, Inc.; Controller of each of the investment companies in The Vanguard Group.

                            OTHER VANGUARD OFFICERS

R. GREGORY BARTON
Managing Director, Legal Department.

ROBERT A. DISTEFANO
Managing Director, Information Technology.

JAMES H. GATELY
Managing Director, Individual Investor Group.

KATHLEEN C. GUBANICH
Managing Director, Human Resources.

IAN A. MACKINNON
Managing Director, Fixed Income Group.

F. WILLIAM MCNABB, III
Managing Director, Institutional Investor Group.

MICHAEL S. MILLER
Managing Director, Planning and Development.

RALPH K. PACKARD
Managing Director and Chief Financial Officer.

GEORGE U. SAUTER
Managing Director, Core Management Group.

  "Standard & Poor's(R)," "S&P(R)," "S&P 500(R)," "Standard & Poor's 500," and "500" are trademarks of The McGraw-Hill Companies, Inc. Frank Russell Company
   is the owner of trademarks and copyrights relating to the Russell Indexes. "Wilshire 4500" and "Wilshire 5000" are trademarks of Wilshire Associates.

                                    VANGUARD
                                   MILESTONES

                                   [GRAPHIC]

                             The Vanguard Group is
                            named for HMS Vanguard,
                       Admiral Horatio Nelson's flagship
                          at the Battle of the Nile on
                          August 1, 1798. Our founder,
                         John C. Bogle, chose the name
                        after reading Nelson's inspiring
                      tribute to his fleet: "Nothing could
                          withstand the squadron . . .
                       with the judgment of the captains,
                      together with their valour, and that
                        of the officers and men of every
                 description, it was absolutely irresistible."

                                   [GRAPHIC]

                          Walter L. Morgan, founder of
                         Wellington Fund, the nation's
                          oldest balanced mutual fund
                        and forerunner of today's family
                          of some 100 Vanguard funds,
                        celebrated his 100th birthday on
                           July 23, 1998. Mr. Morgan,
                        a true investment pioneer, died
                        six weeks later on September 2.

                                   [GRAPHIC]

                                Wellington Fund,
                       The Vanguard Group's oldest fund,
                         was incorporated by Mr. Morgan
                      70 years ago, on December 28, 1928.
                            The fund was named after
                            the Duke of Wellington,
                             whose forces defeated
                           Napoleon Bonaparte at the
                          Battle of Waterloo in 1815.

[THE VANGUARD GROUP LOGO]

Post Office Box 2600
Valley Forge, Pennsylvania 19482

FUND INFORMATION
1-800-662-7447

INDIVIDUAL ACCOUNT SERVICES
1-800-662-2739

INSTITUTIONAL INVESTOR SERVICES
1-800-523-1036

www.vanguard.com
online@vanguard.com

All Vanguard funds are offered by prospectus only. Prospectuses contain more complete information on advisory fees, distribution charges, and other expenses and should be read carefully before you invest or send money. Prospectuses can be obtained directly from The Vanguard Group.

Q560-02/11/1999

(C) 1999 Vanguard Marketing Corporation, Distributor. All rights reserved.

VANGUARD
LIFESTRATEGY FUNDS

VANGUARD LIFESTRATEGY INCOME FUND
VANGUARD LIFESTRATEGY CONSERVATIVE
  GROWTH FUND
VANGUARD LIFESTRATEGY MODERATE
  GROWTH FUND
VANGUARD LIFESTRATEGY GROWTH FUND

[PHOTO]

ANNUAL
REPORT
DECEMBER 31, 1998

[THE VANGUARD GROUP LOGO]

AT VANGUARD, WE BELIEVE THAT TRADITION MATTERS

Our 8,000 crew members embrace the traditional values on which our success is built, including integrity, hard work, thrift, teamwork, and fair dealing on behalf of our clients.

This year, our report cover pays homage to three anniversaries, each of great significance to The Vanguard Group:

- The 200th anniversary of the Battle of the Nile, which commenced on August 1, 1798. HMS Vanguard, the victorious British flagship at the Nile, is our namesake. And its motto--"Leading the way"--serves as a guiding principle for our company.

- The 100th birthday, on July 23, of Walter L. Morgan, founder of Wellington Fund, the oldest member of what became The Vanguard Group. Mr. Morgan was friend and mentor to Vanguard founder John C. Bogle, and helped to shape the standards and business principles that Mr. Bogle laid down for Vanguard at its beginning nearly 25 years ago: a stress on balanced, diversified investments; insistence on fair dealing and candor with clients; and a focus on long-term investing. To our great regret, Mr. Morgan died on September 2.

- The 70th anniversary, on December 28, of the incorporation of Vanguard Wellington Fund. It is the nation's oldest balanced mutual fund, and one of only a handful of funds created in the 1920s that are still in operation.

Although Vanguard constantly tackles new challenges, adopts new technology, and develops new services, we treasure the traditions and values that set us apart in a crowded, competitive industry. And we salute our shareholders, whose support and trust we strive to earn each and every day.

                                    [PHOTO]

                                    CONTENTS

                                  A MESSAGE TO
                                OUR SHAREHOLDERS
                                        1

                                 THE MARKETS IN
                                   PERSPECTIVE
                                        6

                              PERFORMANCE SUMMARIES
                                        8

                                  FUND PROFILES
                                       12

                              FINANCIAL STATEMENTS
                                       17

                                    REPORT OF
                             INDEPENDENT ACCOUNTANTS
                                       30

                        All comparative mutual fund data
                         are from Lipper or Morningstar,
                             unless otherwise noted.

FELLOW SHAREHOLDER,

[PHOTO]                [PHOTO]
John J. Brennan        John C.  Bogle
Chairman & CEO         Senior Chairman

The four Vanguard LifeStrategy Funds provided excellent returns during 1998, a tumultuous year for the stock and bond markets. Our returns ranged from +13.2% for the Income Fund (which holds about 80% of its assets in bonds) to +21.4% for the Growth Fund (which holds about 80% of its assets in stocks).

-----------------------------------------------------
                                      TOTAL RETURNS
                                       YEAR ENDED
                                    DECEMBER 31, 1998
-----------------------------------------------------
LIFESTRATEGY INCOME                        +13.2%
Income Composite Index*                    +11.2
-----------------------------------------------------
LIFESTRATEGY CONSERVATIVE GROWTH           +15.9%
Conservative Growth Composite Index*       +14.2
-----------------------------------------------------
LIFESTRATEGY MODERATE GROWTH               +19.0%
Moderate Growth Composite Index*           +17.8
-----------------------------------------------------
LIFESTRATEGY GROWTH                        +21.4%
Growth Composite Index*                    +20.5
-----------------------------------------------------

*Total returns for the composite indexes are derived by applying the fund's target allocation to the results of the following benchmarks: for U.S. stocks, the Wilshire 5000 Equity Index; for international stocks, the Total International Composite Index; for bonds, the Lehman Brothers Aggregate Bond Index; and for cash reserves, the Salomon Smith Barney 3-Month U.S. Treasury Bill Index.

       The adjacent table shows the total return (capital change plus reinvested dividends) of each fund for the year. Also shown are the results of the composite indexes that are benchmarks for the funds. These composites are constructed from unmanaged indexes in proportions that match the target asset-class weightings of the respective funds. Each of our funds outgained its composite index.

       Detailed per-share figures, including net asset values at the beginning and end of the year, income dividends, and capital gains distributions, are presented along with each fund's yield as of December 31, 1998, in the table on page 5. As you know, the LifeStrategy Funds are "funds of funds" that invest in up to five underlying Vanguard funds. The value of each LifeStrategy Fund's year-end holdings is listed in the Financial Statements beginning on page 17.

FINANCIAL MARKETS IN REVIEW

The U.S. economy grew at a robust pace--more than 3%--during 1998 as it shrugged off the effects of serious financial problems in Asia, Russia, and Latin America. Troubles abroad slowed demand for American exports and boosted demand for imported goods, increasing the U.S. trade deficit. But the domestic economy got a powerful push from higher consumer spending, which was encouraged by low unemployment (4.3% at year-end) and higher wages (up about 4%, well above the 1.6% inflation rate).

       The optimism that kept shopping malls and automobile showrooms busy was also a factor in the financial markets. Stock prices shot up during the first half of the year, despite news that corporate earnings actually declined slightly, and by July 17 the Standard & Poor's 500 Composite Stock Price Index had gained 23.3%. But fears that Asia's financial troubles were spreading worldwide touched off a sharp decline: Over the following six weeks, the S&P 500 Index fell -19.2%. Declines were much steeper for smaller stocks: The Russell 2000 Index of small-capitalization stocks declined nearly -40% from its mid-April peak to its low in October.

       The stock market then revived with remarkable speed and vigor. By year-end, the S&P 500 Index was again in record territory, having gained +28.6% for the year. This result, however, masked weakness elsewhere in the market. The Wilshire 4500 Equity Index, which comprises stocks not included in the S&P 500, gained just +8.6%, while the small-cap Russell 2000 Index declined -2.5%. In all, more stocks declined in price than rose. Among large-cap stocks, there was a huge gap between returns on growth and value stocks: The S&P 500's growth component gained +42.2% during the year, nearly three times the +14.7% return on its value stocks.

       Interest rates declined on balance during 1998, and bond prices, which move in the opposite direction from interest rates, generally rose. Price appreciation accounted for 2 percentage points of the +8.7% total return of the Lehman Aggregate Bond Index. Rates fell furthest--roughly 1 percentage point--for U.S. Treasury securities. Treasury bond prices benefited from a "flight to quality" as many investors shunned riskier securities. Prices of high-yield, or "junk," bonds generally declined as investors reexamined their willingness to assume greater risk.

FISCAL 1998 PERFORMANCE OVERVIEW

The LifeStrategy Funds apply a balanced approach to investing in stocks and bonds (and in cash instruments, when deemed appropriate by the adviser of the underlying Asset Allocation Fund). Each LifeStrategy Fund holds a different mix of stocks and bonds, giving it a proportionally greater or lesser emphasis on current income and growth of capital. During 1998, the funds benefited from the U.S. stock market's continuing rise and from bond and money market returns that were well in excess of inflation. All the Vanguard funds held by the LifeStrategy Funds earned positive returns, ranging from +6.6% for the Short-Term Corporate Fund (held by the LifeStrategy Income and Conservative Growth Funds) to +25.4% for the Asset Allocation Fund, in which each LifeStrategy Fund invests 25% of its assets. The other underlying Vanguard funds are the Total Bond Market Index Fund (which earned +8.6%), Total International Stock Index Fund (+15.6%), and Total Stock Market Index Fund (+23.3%).

       Each LifeStrategy Fund invests a fixed proportion of its assets in four or five of these underlying funds to reach its target allocation of stocks and bonds. This target allocation, as shown in the following table, assumes that the Asset Allocation Fund holds a mixture of 60% stocks and 40% bonds. However, the adviser of the Asset Allocation Fund changes its asset mix periodically, causing the actual holdings of each LifeStrategy Fund to vary moderately from the target proportions. During 1998, the Asset Allocation Fund's stock holdings varied from 50% to 80% of assets. These allocation shifts proved beneficial: The Asset Allocation Fund's +25.4% return was 2.8 percentage points higher than the +22.6% return that would have resulted from fixed weightings of 60% in the S&P 500 Index and 40% in long-term U.S. Treasury bonds.

TARGET AND ACTUAL ASSET ALLOCATIONS (DECEMBER 31, 1998)
--------------------------------------------------------------------------------------------------------------
                                        STOCKS*                      BONDS                     RESERVES
                               ------------------------   -------------------------   ------------------------
LIFESTRATEGY FUND                TARGET        ACTUAL        TARGET        ACTUAL        TARGET        ACTUAL
--------------------------------------------------------------------------------------------------------------
Income                            20%           21%           80%           79%            0%            0%
Conservative Growth               40            41            60            59             0             0
Moderate Growth                   60            61            40            39             0             0
Growth                            80            80            20            20             0             0
--------------------------------------------------------------------------------------------------------------

*International stock positions for the Income, Conservative Growth, Moderate
 Growth, and Growth Funds equal, respectively, 0%, 5%, 10%, and 15% of assets.

       One premise of balanced funds is that by blending investments in stocks and bonds, whose returns are not precisely synchronized, the investor is somewhat cushioned against the volatility of financial markets. This theory worked in practice for LifeStrategy shareholders during 1998. During the stock market's advances, our funds' returns were lower than those of an all-stock portfolio. But from July 17 to August 31, when the S&P 500 Index tumbled -19.2%, the LifeStrategy Funds experienced smaller declines: -2.7% for the Income Fund, -7.3% for the Conservative Growth Fund, -11.6% for the Moderate Growth Fund, and -15.8% for the Growth Fund. Our funds allow investors to select a trade-off of potential risk and reward that suits their own financial situation and tolerance for market fluctuations.

       With respect to stocks, the LifeStrategy Funds are well represented in the large-cap arena that has dominated recent U.S. market performance. The stock holdings of the Asset Allocation Fund mimic the large-cap-dominated S&P 500 Index. Each LifeStrategy Fund also invests in the Total Stock Market Index Fund, which tracks the Wilshire 5000 Index. S&P 500 stocks account for more than 70% of the value of the Wilshire 5000 Index, with mid- and small-cap stocks accounting for the remainder and providing additional diversification. Three of the LifeStrategy Funds--Conservative Growth, Moderate Growth, and Growth--also invest in international stocks through the Total International Stock Index Fund. Its advance of +15.6% during the year was a solid outcome, if less than U.S. stocks. International markets often perform differently from U.S. markets, and at times provide significantly better or worse returns.

       The fixed-income portions of the LifeStrategy Funds--the Short-Term Corporate Fund and the Total Bond Market Index Fund--provided returns that outpaced those of comparable bond funds during the year. The diversification benefit of bonds was most apparent during August, when stocks suffered their sharpest declines while positive total returns in the +1% to +2% range were achieved by the Short-Term Corporate and the Total Bond Market Index Funds.

       Using index funds for most of our investments helps to keep costs low. The LifeStrategy Funds incur no direct expenses, but they do share in the expenses of the underlying funds. Operating expenses of the underlying funds, weighted to reflect their roles in the LifeStrategy Funds, amounted to 0.29% of average net assets during 1998, more than a full percentage point below the 1.31% average expense ratio for similarly targeted mutual funds. Because they follow a buy-and-hold imperative, index funds typically have lower turnover rates and incur lower transaction costs than actively managed funds.

       These low costs and the value added through the allocation shifts in the Asset Allocation Fund were key factors in the truly extraordinary margin of superiority that each LifeStrategy Fund enjoyed during 1998 versus a comparable mutual fund benchmark. An additional factor is a greater bias in our underlying index funds toward large-cap stocks than among competing general-equity mutual funds. The adjacent table tells the tale.

-----------------------------------------------------------------
                                        TOTAL RETURNS
                                YEAR ENDED DECEMBER 31, 1998
                          ---------------------------------------
                          VANGUARD     MUTUAL FUND
LIFESTRATEGY FUND           FUND        BENCHMARK*     DIFFERENCE
-----------------------------------------------------------------
Income                     +13.2%         + 7.6%          +5.6%
Conservative Growth        +15.9          + 9.4           +6.5
Moderate Growth            +19.0          +11.2           +7.8
Growth                     +21.4          +12.5           +8.9
-----------------------------------------------------------------

*Each benchmark is a blended composite that weights the average comparable mutual fund for each asset class in proportion with the target weighting of the LifeStrategy fund.

LIFETIME PERFORMANCE OVERVIEW

Although they are only a little more than four years old, the Vanguard

LifeStrategy Funds have established solid track records both in terms of absolute returns and in comparison with their competitive standards: other mutual funds of their type and the relevant composite indexes.

                                              TOTAL RETURNS
                                     SEP. 30, 1994, TO DEC. 31, 1998
                                     -------------------------------
                                     AVERAGE       FINAL VALUE OF
                                     ANNUAL           A $10,000
                                      RATE       INITIAL INVESTMENT
--------------------------------------------------------------------
LIFESTRATEGY INCOME                  +13.5%            $17,150
Mutual Fund Benchmark                + 9.8              14,869
Income Composite Index               +11.9              16,135
--------------------------------------------------------------------
LIFESTRATEGY CONSERVATIVE GROWTH     +15.7%            $18,592
Mutual Fund Benchmark                +11.7              15,980
Conservative Growth
  Composite Index                    +14.4              17,698
--------------------------------------------------------------------
LIFESTRATEGY MODERATE GROWTH         +18.3%            $20,414
Mutual Fund Benchmark                +14.1              17,511
Moderate Growth Composite Index      +17.7              19,988
--------------------------------------------------------------------
LifeStrategy Growth                  +20.5%            $22,117
Mutual Fund Benchmark                +15.9              18,698
Growth Composite Index               +20.1              21,780
--------------------------------------------------------------------

       The adjacent table presents the returns earned by each of our LifeStrategy Funds since their inception on September 30, 1994, and shows how an initial investment of $10,000 in each fund would have grown, assuming reinvestment of income dividends and capital gains distributions. It presents the same information for the composite mutual fund benchmark and composite index appropriate to each LifeStrategy Fund. As the table shows, we have earned, on average, 3.7 to 4.6 percentage points more per year than the averages for peer funds. Such margins add up to significant sums. For example, an investment of $10,000 in the Growth Fund on September 30, 1994, would have grown to $22,117, compared with $18,698 for the average competitor. The difference of $3,419 in the ending value of the two hypothetical $10,000 investments is a margin of more than one-third the original stake.

       We emphasize that investors should not regard the lifetime results of our LifeStrategy Funds as typical, either in an absolute sense or relative to other funds. Financial market returns have been extraordinarily generous during the past four years, and it would not be prudent to expect returns to continue at such high levels indefinitely. Also, part of the wide margins of superiority we have achieved versus the composite fund averages stemmed from the U.S. stock market's bias toward large-cap stocks during the past four years. The typical equity mutual fund has a larger proportion of its assets invested in mid- and small-cap stocks than do either the Asset Allocation Fund or the Total Stock Market Index Fund. Since the LifeStrategy Funds began operations, large-cap stocks have led the market's advance. We would expect smaller stocks to be the market's leaders during other periods.

       While we are grateful for the markets' generosity in recent years, it creates two potential dangers. The first is that investors may have unrealistic expectations for future returns. Investors who base plans on the assumption that high returns will continue may fall well short of their financial goals if returns revert to lower levels. The second danger is that investors may underestimate the risks that are part of investing. While returns have been positive for each LifeStrategy Fund in each of the past four years, the stock and bond markets are capable of producing steep declines. Investors who understand that downturns will occur, and are a risk that must be endured in pursuit of investment rewards, may find it easier to stay on an even keel when the seas get stormy.

IN SUMMARY

The advantages of a balanced investment approach were amply demonstrated during 1998. Investors who held a mix of stock funds, bond funds, and money market funds participated in the markets' bounty, but were spared a measure of the anxiety felt during the midyear downturn in stocks.

       We have always believed that investors are well served by selecting a mix of stocks, bonds, and cash reserves appropriate to their investment time horizon, goals, and risk tolerance, and then sticking with their plan. The Vanguard LifeStrategy Funds embody this approach, and we will "stay the course" in implementing it.

/s/ JOHN C. BOGLE                                 /s/ JOHN J. BRENNAN

John C. Bogle                                     John J. Brennan
Senior Chairman                                   Chairman and
                                                  Chief Executive Officer

January 13, 1999

NOTE: You'll observe that we have made a minor change in the name of each of the Vanguard LifeStrategy Funds. We replaced "portfolio" with "fund" as part of a broader effort to clarify the names in our fund lineup.



FUND STATISTICS
------------------------------------------------------------------------------------------------------------------------
                                  NET ASSET VALUE PER SHARE                           12 MONTHS
                             ----------------------------------            -------------------------------
                             DECEMBER 31,          DECEMBER 31,             INCOME           CAPITAL GAINS         SEC
LIFESTRATEGY FUND                1997                  1998                DIVIDENDS         DISTRIBUTIONS        YIELD*
------------------------------------------------------------------------------------------------------------------------
Income                         $12.43                $13.22                $0.63               $0.19              5.01%
Conservative Growth             13.40                 14.71                 0.59                0.20              4.08
Moderate Growth                 14.81                 16.86                 0.51                0.245             3.13
Growth                          16.04                 18.79                 0.41                0.265             2.21
------------------------------------------------------------------------------------------------------------------------

*30-day advertised yield net of expenses at month-end.

THE MARKETS IN PERSPECTIVE
YEAR ENDED DECEMBER 31, 1998

[PHOTO]

Financial markets continued to produce solid overall gains during 1998. After overcoming a sharp, six-week setback in July and August, the S&P 500 Index gained 28.6% for the year, marking the first time the index had produced returns of 20% or more in four consecutive years. Bond prices rose as interest rates generally declined over the year. Returns from overseas stock markets varied widely, with big gains in Europe, small gains in the Pacific, and losses in most emerging markets.

U.S. STOCK MARKETS

Large-capitalization stocks--especially those of large growth companies--were the best performers during 1998. The 50 largest stocks within the S&P 500 Index earned more than 40%, while the return of the other 450 stocks was less than 17%. The stock market as a whole, as measured by the Wilshire 5000 Equity Index, earned 23.4%. Small-cap stocks, represented by the Russell 2000 Index, declined 2.5% for the year.

       The huge gap between returns of large and small stocks was not the only oddity during the year. Among large stocks there also was a large disparity in performance between growth and value stocks. Within the S&P 500 Index, growth stocks rose 42.2%, while value stocks were up 14.7%. The gap of 27.5 percentage points is the largest in the 23 years that the growth and value components have been tracked.

                                               AVERAGE ANNUALIZED RETURNS
                                             PERIODS ENDED DECEMBER 31, 1998
                                           -----------------------------------
                                           1 YEAR       3 YEARS       5 YEARS
------------------------------------------------------------------------------
STOCKS
   S&P 500 Index                            28.6%        28.2%        24.1%
   Russell 2000 Index                       -2.5         11.6         11.9
   MSCI EAFE Index                          20.3          9.3          9.5
------------------------------------------------------------------------------
BONDS
   Lehman Aggregate Bond Index               8.7%         7.3%         7.3%
   Lehman 10 Year Municipal Bond Index       6.8          6.8          6.4
   Salomon Smith Barney 3-Month
      U.S. Treasury Bill Index               5.1          5.2          5.1
------------------------------------------------------------------------------
OTHER
   Consumer Price Index                      1.6%         2.2%         2.4%
------------------------------------------------------------------------------

       Stocks rose strongly during the first half of the year. But after hitting a then-record high on July 17, the S&P 500 Index fell by 19.2% during the following six weeks. Declines were steeper for most smaller stocks. The Russell 2000 Index fell nearly 40% from its peak in April before climbing back during the fourth quarter.

       The summer slump in stock prices reflected several factors that raised anxiety among investors and prompted a reconsideration of risk that extended past stocks to bonds. Among these factors were deteriorating corporate earnings; Russia's default on its debts; sharp swings in currency exchange rates; and lingering economic weakness in Asia.

       Although these sources of uncertainty remained as the year went on, many investors reacted not by abandoning stocks, but by selecting large, well-known stocks they perceived as reliable vehicles for long-term growth. The strong rebound in prices during the fourth quarter was due in large part to the calming influence on jittery markets of the Federal Reserve Board's decision to cut short-term interest rates by 0.75 percentage point.

       Technology stocks led the market's advance during 1998, rising 83%. Investors were attracted by rapid revenue growth and a belief that consumers and businesses will keep spending freely on computers, software, and computer services. Speculation also played a role in the surge. Burgeoning activity on the Internet sent many stocks, even those with no hint of profitability, skyrocketing. The bulge in Internet stock prices prompted comparisons with such historic asset "bubbles" as Japan's stock market in the late 1980s and the tulip-bulb mania in Holland in the 1630s.

       Health care and utilities, especially telecommunications providers, also soared, achieving returns of more than 43%. Both sectors benefited from rising demand for their products and a perception that they are somewhat protected from foreign economic troubles and foreign competition. Consumer-related stocks such as retailers also did well, reflecting strength in consumer spending. Americans spent almost every after-tax dollar they earned during 1998. Jobs were abundant; unemployment fell to 4.3% by year-end.

       The worst-performing groups were two directly harmed by falling commodity prices: oil drilling and services firms in the "other energy" category (-36%) and materials & processing firms (-1%), such as paper, steel, and chemical makers. Producer-durables companies, such as machinery and aircraft makers, eked out a 2% return as companies saw falling sales abroad and rising competition at home from foreign firms.

U.S. BOND MARKETS

The fall in interest rates during 1998 was steepest for U.S. Treasury securities, which benefited from heightened aversion to risk among investors and from a slight decrease in supply, thanks to a $70 billion federal budget surplus. The low inflation rate--consumer prices were up just 1.6%--gave the Federal Reserve the flexibility to cut short-term rates even though economic growth was strong.

       Yields on long-term Treasury issues fell by roughly 1 percentage point, and the 30-year Treasury bond's yield was 5.09% on December 31. Lower rates mean higher bond prices, and the Lehman Brothers Long U.S. Treasury Index earned a total return of 13.5%, an astounding margin of nearly 12 percentage points over the inflation rate.

       Bonds lacking the unquestioned credit quality of Treasuries did not fare as well, reflecting a repricing of risk and a "flight to quality" by investors who began to feel they had been underestimating risk. One result was price declines that nearly offset the interest earned on high-yield "junk" bonds. However, high-quality corporate bonds and mortgage-backed securities generally held up well. The Lehman Aggregate Bond Index, which encompasses Treasury, mortgage, and high-quality corporate securities and has an intermediate-term average maturity, earned a solid 8.7%.

       Yields on long-term municipal bonds declined only slightly during the year, and by December 31 were only a tad lower than yields on long-term Treasuries. This was striking because the interest on municipals is exempt from federal income tax.

INTERNATIONAL STOCK MARKETS

Europe's stock markets beat even the S&P 500 Index's gaudy return, gaining 28.7% in U.S.-dollar terms, with about 5% of the gain due to a fall in the dollar versus most European currencies. Pacific-region stocks rose 2.6%, although it took a fall in the dollar's value versus the Japanese yen to overcome losses in local-currency terms. Overall, developed international markets, as measured by the MSCI EAFE Index, earned 20.3%.

       Investors' confidence in emerging markets continued to evaporate in 1998, and stocks in these markets fell about 25% as a group. The few bright spots included South Korea (+141%) and the Philippines (+13%), which had suffered big declines in 1997.

PERFORMANCE SUMMARY
LIFESTRATEGY INCOME FUND

All of the data on this page represent past performance, which cannot be used to predict future returns that may be achieved by the fund. Note, too, that both share price and return can fluctuate widely, so an investment in the fund could lose money.

TOTAL INVESTMENT RETURNS: SEPTEMBER 30, 1994-DECEMBER 31, 1998
--------------------------------------------------------------
           LIFESTRATEGY INCOME FUND            MUTUAL FUND
                                                BENCHMARK*
FISCAL       CAPITAL     INCOME       TOTAL       TOTAL
YEAR         RETURN      RETURN      RETURN      RETURN
--------------------------------------------------------------
1994         -1.2%        1.4%         0.2%       -0.2%
1995         17.7         5.3         23.0        16.0
1996          1.9         5.7          7.6         7.5
1997          8.5         5.7         14.2        11.0
1998          7.9         5.3         13.2         7.6
--------------------------------------------------------------

*A composite fund average weighted 60% average fixed-income fund, 20% average general equity fund, and 20% average money market fund.

See Financial Highlights table on page 25 for dividend and capital gains information since the fund's inception.

CUMULATIVE PERFORMANCE: SEPTEMBER 30, 1994-DECEMBER 31, 1998
----------------------------------------------------------------------
                                    Income
                                    Lipper       Income     Lehman
                  LifeStrategy      Composite    Composite  Aggregate
                  Income Fund       Average      Index      Bond Index
9/30/94           10000             10000        10000      10000
1994 12           10020             9984         10034      10038
1995 03           10618             10393        10545      10544
1995 06           11354             10910        11157      11186
1995 09           11780             11249        11522      11405
1995 12           12324             11583        11960      11891
1996 03           12323             11676        11996      11681
1996 06           12476             11857        12174      11747
1996 09           12739             12098        12414      11965
1996 12           13266             12447        12843      12324
1997 03           13276             12412        12851      12255
1997 06           14088             13063        13591      12704
1997 09           14700             13649        14167      13126
1997 12           15153             13814        14506      13512
1998 03           15800             14320        15058      13723
1998 06           16219             14489        15366      14044
1998 09           16356             14235        15437      14638
1998 12           17150             14869        16135     14,689

                                                      AVERAGE ANNUAL TOTAL RETURNS
                                                     PERIODS ENDED DECEMBER 31, 1998
                                                     --------------------------------      FINAL VALUE OF A
                                                     1 YEAR           SINCE INCEPTION     $10,000 INVESTMENT
------------------------------------------------------------------------------------------------------------
LifeStrategy Income Fund                             13.17%              13.53%                 $17,150
Mutual Fund Benchmark*                                7.64                9.78                   14,869
Income Composite Index**                             11.22               11.91                   16,135
Lehman Aggregate Bond Index                           8.69                9.46                   14,689
------------------------------------------------------------------------------------------------------------

 *Acomposite fund average weighted 60% average fixed-income fund, 20% average general equity fund, and 20% average money market fund.

**60% Lehman Aggregate Bond Index, 20% Wilshire 5000 Index, and 20% Salomon
  Smith Barney 3-Month Treasury Index.

AVERAGE ANNUAL TOTAL RETURNS: PERIODS ENDED DECEMBER 31, 1998
---------------------------------------------------------------------------------------------------------
                                                                                  SINCE INCEPTION
                                             INCEPTION                   --------------------------------
                                               DATE        1 YEAR        CAPITAL      INCOME      TOTAL
---------------------------------------------------------------------------------------------------------
LifeStrategy Income Fund                     9/30/1994     13.17%         8.00%        5.53%      13.53%
---------------------------------------------------------------------------------------------------------

PERFORMANCE SUMMARY
LIFESTRATEGY CONSERVATIVE GROWTH FUND

All of the data on this page represent past performance, which cannot be used to predict future returns that may be achieved by the fund. Note, too, that both share price and return can fluctuate widely, so an investment in the fund could lose money.

TOTAL INVESTMENT RETURNS: SEPTEMBER 30, 1994-DECEMBER 31, 1998
--------------------------------------------------------------
              LIFESTRATEGY CONSERVATIVE          MUTUAL FUND
                    GROWTH FUND                   BENCHMARK*
FISCAL         CAPITAL     INCOME       TOTAL       TOTAL
YEAR           RETURN      RETURN      RETURN      RETURN
--------------------------------------------------------------
1994            -1.3%       1.4%         0.1%       -0.5%
1995            19.3        5.0         24.3        18.0
1996             5.6        4.8         10.4        10.0
1997            12.0        4.8         16.8        13.1
1998            11.3        4.6         15.9         9.4
--------------------------------------------------------------

*A composite fund average weighted 40% average fixed-income fund, 35% average general equity fund, 20% average money market fund, and 5% average international fund.

See Financial Highlights table on page 26 for dividend and capital gains information since the fund's inception.

CUMULATIVE PERFORMANCE: SEPTEMBER 30, 1994-DECEMBER 31, 1998
-----------------------------------------------------------------------------------

                                          Conservative
              LifeStrategy                Growth        Lehman
              Conservative   Mutual Fund  Composite     Aggregate     Wilshire 5000
              Growth         Benchmark    Index         Bond Index    Index
9/30/94       10000          10000        10000         10000         10000
1994 12       10010           9949        10011         10038          9922
1995 03       10618          10374        10566         10544         10816
1995 06       11371          10944        11202         11186         11828
1995 09       11897          11416        11702         11405         12908
1995 12       12447          11738        12158         11891         13536
1996 03       12617          11977        12358         11681         14304
1996 06       12854          12256        12621         11747         14939
1996 09       13137          12504        12878         11965         15355
1996 12       13736          12913        13389         12324         16414
1997 03       13768          12853        13417         12255         16507
1997 06       14942          13805        14513         12704         19296
1997 09       15680          14587        15242         13126         21191
1997 12       16044          14608        15498         13512         21560
1998 03       17098          15458        16459         13723         24427
1998 06       17509          15590        16775         14044         24885
1998 09       17081          14788        16295         14638         21901
1998 12       18592          15980        17698        14,689        26,602

                                                      AVERAGE ANNUAL TOTAL RETURNS
                                                     PERIODS ENDED DECEMBER 31, 1998
                                                     --------------------------------       FINAL VALUE OF A
                                                     1 YEAR           SINCE INCEPTION      $10,000 INVESTMENT
-------------------------------------------------------------------------------------------------------------
LifeStrategy Conservative Growth Fund                15.88%              15.70%                $18,592
Mutual Fund Benchmark*                                9.39               11.66                  15,980
Conservative Growth Composite Index**                14.19               14.37                  17,698
Lehman Aggregate Bond Index                           8.69                9.46                  14,689
Wilshire 5000 Index                                  23.39               25.87                  26,602
-------------------------------------------------------------------------------------------------------------

 *A composite fund average weighted 40% average fixed-income fund, 35% average general equity fund, 20% average money market fund, and 5% average international fund.

**40% Lehman Aggregate Bond Index, 35% Wilshire 5000 Index, 20% Salomon
Smith Barney 3-Month Treasury Index, and 5% Total International Composite Index.

AVERAGE ANNUAL TOTAL RETURNS: PERIODS ENDED DECEMBER 31, 1998
-----------------------------------------------------------------------------------------------------------------
                                                                                          SINCE INCEPTION
                                                       INCEPTION                   ------------------------------
                                                         DATE        1 YEAR        CAPITAL      INCOME      TOTAL
-----------------------------------------------------------------------------------------------------------------
LifeStrategy Conservative Growth Fund                  9/30/1994     15.88%        10.85%        4.85%     15.70%
-----------------------------------------------------------------------------------------------------------------

PERFORMANCE SUMMARY
LIFESTRATEGY MODERATE GROWTH FUND

All of the data on this page represent past performance, which cannot be used to predict future returns that may be achieved by the fund. Note, too, that both share price and return can fluctuate widely, so an investment in the fund could lose money.

TOTAL INVESTMENT RETURNS: SEPTEMBER 30, 1994-DECEMBER 31, 1998
--------------------------------------------------------------
            LIFESTRATEGY MODERATE               MUTUAL FUND
                 GROWTH FUND                     BENCHMARK*
FISCAL       CAPITAL     INCOME       TOTAL        TOTAL
YEAR         RETURN      RETURN      RETURN        RETURN
--------------------------------------------------------------
1994         -2.1%       1.4%        -0.7%        -1.1%
1995         24.1        3.8         27.9         22.1
1996          9.0        3.7         12.7         12.5
1997         15.9        3.9         19.8         16.0
1998         15.5        3.5         19.0         11.2
--------------------------------------------------------------

*A composite fund average weighted 50% average general equity fund, 40% average fixed-income fund, and 10% average international fund.

See Financial Highlights table on page 26 for dividend and capital gains information since the fund's inception.

CUMULATIVE PERFORMANCE: SEPTEMBER 30, 1994-DECEMBER 31, 1998
------------------------------------------------------------------------------------------

                                                  Moderate
                LifeStrategy                      Growth       Lehman
                Moderate            Mutual Fund   Composite    Aggregate    Wilshire 5000
                Growth Fund         Benchmark     Index        Bond Index   Index
9/30/94         10000               10000         10000        10000        10000
1994 12          9930                9886          9969        10038         9922
1995 03         10605               10378         10640        10544        10816
1995 06         11441               11079         11405        11186        11828
1995 09         12123               11705         12063        11405        12908
1995 12         12705               12070         12614        11891        13536
1996 03         12999               12414         12914        11681        14304
1996 06         13315               12786         13254        11747        14939
1996 09         13612               13061         13544        11965        15355
1996 12         14320               13579         14197        12324        16414
1997 03         14331               13453         14194        12255        16507
1997 06         15942               14802         15772        12704        19296
1997 09         16870               15872         16749        13126        21191
1997 12         17150               15754         16964        13512        21560
1998 03         18679               17032         18436        13723        24427
1998 06         19108               17136         18807        14044        24885
1998 09         18054               15684         17746        14638        21901
1998 12         20414               17511         19988       14,689       26,602

                                                   AVERAGE ANNUAL TOTAL RETURNS
                                                  PERIODS ENDED DECEMBER 31, 1998
                                                  --------------------------------        FINAL VALUE OF A
                                                  1 YEAR           SINCE INCEPTION       $10,000 INVESTMENT
-----------------------------------------------------------------------------------------------------------
LifeStrategy Moderate Growth Fund                  19.03%              18.27%                  $20,414
Mutual Fund Benchmark*                             11.15               14.08                    17,511
Moderate Growth Composite Index**                  17.83               17.69                    19,988
Lehman Aggregate Bond Index                         8.69                9.46                    14,689
Wilshire 5000 Index                                23.39               25.87                    26,602
-----------------------------------------------------------------------------------------------------------

 * Acomposite fund average weighted 50% average general equity fund, 40% average fixed-income fund, and 10% average international fund.

** 50% Wilshire 5000 Index, 40% Lehman Aggregate Bond Index, and 10% Total International Composite Index.


AVERAGE ANNUAL TOTAL RETURNS: PERIODS ENDED DECEMBER 31, 1998
---------------------------------------------------------------------------------------------------------------
                                                                                       SINCE INCEPTION
                                                  INCEPTION                    --------------------------------
                                                     DATE        1 YEAR        CAPITAL      INCOME      TOTAL
---------------------------------------------------------------------------------------------------------------
LifeStrategy Moderate Growth Fund                  9/30/1994     19.03%        14.41%        3.86%      18.27%
---------------------------------------------------------------------------------------------------------------

PERFORMANCE SUMMARY
LIFESTRATEGY GROWTH FUND

All of the data on this page represent past performance, which cannot be used to predict future returns that may be achieved by the fund. Note, too, that both share price and return can fluctuate widely, so an investment in the fund could lose money.

TOTAL INVESTMENT RETURNS: SEPTEMBER 30, 1994-DECEMBER 31, 1998
--------------------------------------------------------------
                LIFESTRATEGY GROWTH FUND        MUTUAL FUND
                                                 BENCHMARK*
FISCAL        CAPITAL     INCOME       TOTAL        TOTAL
YEAR          RETURN      RETURN      RETURN       RETURN
--------------------------------------------------------------
1994          -1.5%        1.4%        -0.1%        -1.5%
1995          26.0         3.2         29.2         24.1
1996          12.5         2.9         15.4         15.1
1997          19.4         2.9         22.3         18.1
1998          18.8         2.6         21.4         12.5
--------------------------------------------------------------

*A composite fund average weighted 65% average general equity fund, 20% average fixed-income fund, and 15% average international fund.

See Financial Highlights table on page 27 for dividend and capital gains information since the fund's inception.

CUMULATIVE PERFORMANCE: SEPTEMBER 30, 1994-DECEMBER 31, 1998
--------------------------------------------------------------------

                                           Growth
               LifeStrategy   Mutual Fund  Composite   Wilshire 5000
               Growth Fund    Benchmark    Index       Index
9/30/94        10000          10000        10000       10000
1994 12         9990           9850         9944        9922
1995 03        10684          10357        10658       10816
1995 06        11539          11111        11447       11828
1995 09        12311          11874        12245       12908
1995 12        12911          12224        12814       13536
1996 03        13381          12725        13295       14304
1996 06        13789          13205        13729       14939
1996 09        14105          13481        14033       15355
1996 12        14901          14068        14782       16414
1997 03        14922          13911        14798       16507
1997 06        16970          15612        16812       19296
1997 09        18067          16923        17979       21191
1997 12        18218          16618        18077       21560
1998 03        20274          18329        20090       24427
1998 06        20683          18379        20467       24885
1998 09        18854          16199        18627       21901
1998 12        22117          18698        21780      26,602

                                            AVERAGE ANNUAL TOTAL RETURNS
                                           PERIODS ENDED DECEMBER 31, 1998
                                           --------------------------------      FINAL VALUE OF A
                                           1 YEAR           SINCE INCEPTION     $10,000 INVESTMENT
--------------------------------------------------------------------------------------------------
LifeStrategy Growth Fund                    21.40%              20.52%              $22,117
Mutual Fund Benchmark*                      12.52               15.86                18,698
Growth Composite Index**                    20.48               20.09                21,780
Wilshire 5000 Index                         23.39               25.87                26,602
--------------------------------------------------------------------------------------------------

 * Acomposite fund average weighted 65% average general equity fund, 20% average fixed-income fund, and 15% average international fund.

** 65% Wilshire 5000 Index, 20% Lehman Aggregate Bond Index, and 15% Total International Composite Index.

AVERAGE ANNUAL TOTAL RETURNS: PERIODS ENDED DECEMBER 31, 1998
----------------------------------------------------------------------------------------------------------
                                                                                  SINCE INCEPTION
                                               INCEPTION                   -------------------------------
                                                 DATE        1 YEAR        CAPITAL      INCOME      TOTAL
----------------------------------------------------------------------------------------------------------
LIFESTRATEGY GROWTH FUND                       9/30/1994     21.40%        17.44%        3.08%      20.52%
----------------------------------------------------------------------------------------------------------

FUND PROFILE
LIFESTRATEGY INCOME FUND

This Profile provides a snapshot of the fund's characteristics as of December 31, 1998, including its allocations to various asset classes and to underlying Vanguard funds. Key elements of this Profile are defined on page 13.

FINANCIAL ATTRIBUTES
-----------------------------------------
Yield                                5.0%
Expense Ratio                          0%
Average Weighted Expense Ratio*     0.29%

*For underlying funds.

FUND ASSET ALLOCATION
----------------------------------------
BONDS                                79%
STOCKS                               21%

VOLATILITY MEASURES
--------------------------------------------------
                      LIFESTRATEGY          LEHMAN
                            INCOME          INDEX*
--------------------------------------------------
R-Squared                     0.68            1.00
Beta                          0.24            1.00

*Lehman Aggregate Bond Index.

ALLOCATION TO UNDERLYING FUNDS
------------------------------------------------------
Vanguard Asset Allocation Fund                   25.6%
Vanguard Short-Term Corporate Fund               19.3
Vanguard Total Bond Market Index Fund            49.5
Vanguard Total Stock Market Index Fund            5.6
------------------------------------------------------
Total                                           100.0%

EQUITY INVESTMENT FOCUS
----------------------------------
[GRAPH]

FIXED-INCOME INVESTMENT FOCUS
----------------------------------
[GRAPH]

ALLOCATION TO UNDERLYING FUNDS. This table shows the distribution of investments in underlying Vanguard funds.

AVERAGE WEIGHTED EXPENSE RATIO. Funds that invest in other Vanguard mutual funds incur no direct expenses, but do bear their share of the operating, administrative, and advisory expenses of the underlying funds. The average weighted expense ratio is the average of these expense ratios, weighted in proportion to the amount of the fund represented by each underlying fund.

BETA. A measure of the magnitude of a fund's past share-price fluctuations in relation to the ups and downs of the overall market (or appropriate market index). The market (or index) is assigned a beta of 1.00, so a fund with a beta of 1.20 would have seen its share price rise or fall by 12% when the overall market rose or fell by 10%.

EQUITY INVESTMENT FOCUS. This grid indicates the focus of a fund's equity holdings in terms of two attributes: market capitalization (large, medium, or small) and relative valuation (growth, value, or a blend).

EXPENSE RATIO. The percentage of a fund's average net assets used to pay its annual administrative and advisory expenses. These expenses directly reduce returns to investors.

FIXED-INCOME INVESTMENT FOCUS. This grid indicates the focus of a fund's fixed-income holdings in terms of two attributes: average maturity (short, medium, or long) and average credit quality (Treasury/agency, investment-grade corporate, or below investment-grade).

FUND ASSET ALLOCATION. This chart shows the proportions of a fund's holdings allocated to different types of assets.

R-SQUARED. A measure of how much of a fund's past returns can be explained by the returns from the overall market (or its benchmark index). If a fund's total return were precisely synchronized with the overall market's return, its R-squared would be 1.00. If a fund's returns bore no relationship to the market's returns, its R-squared would be 0.

YIELD. A snapshot of a fund's income from interest and dividends. The yield, expressed as a percentage of the fund's net asset value, is based on income earned over the past 30 days and is annualized, or projected forward for the coming year. The index yield is based on the current annualized rate of dividends paid on stocks in the index.

FUND PROFILE
LIFESTRATEGY CONSERVATIVE GROWTH FUND

This Profile provides a snapshot of the fund's characteristics as of December 31, 1998, including its allocations to various asset classes and to underlying Vanguard funds. Key elements of this Profile are defined on page 13.

FINANCIAL ATTRIBUTES
-------------------------------------------
Yield                                  4.1%
Expense Ratio                            0%
Average Weighted Expense Ratio*       0.29%

*For underlying funds.

FUND ASSET ALLOCATION
----------------------------------------------
BONDS                                     0.59%
STOCKS                                    0.41%

VOLATILITY MEASURES
-----------------------------------------------------------
                              LIFESTRATEGY
                       CONSERVATIVE GROWTH         S&P 500
-----------------------------------------------------------
R-Squared                             0.94            1.00
Beta                                  0.42            1.00

ALLOCATION TO UNDERLYING FUNDS
-------------------------------------------------------
Vanguard Asset Allocation Fund                    25.1%
Vanguard Short-Term Corporate Fund                19.6
Vanguard Total Bond Market Index Fund             29.5
Vanguard Total International Stock
  Index Fund                                       5.1
Vanguard Total Stock Market Index Fund            20.7
-------------------------------------------------------
Total                                            100.0%

EQUITY INVESTMENT FOCUS
--------------------------------
[GRAPH]

FIXED-INCOME INVESTMENT FOCUS
--------------------------------
[GRAPH]

FUND PROFILE
LIFESTRATEGY MODERATE GROWTH FUND

This Profile provides a snapshot of the fund's characteristics as of December 31, 1998, including its allocations to various asset classes and to underlying Vanguard funds. Key elements of this Profile are defined on page 13.

FINANCIAL ATTRIBUTES
--------------------------------------------
Yield                                   3.1%
Expense Ratio                             0%
Average Weighted Expense Ratio*        0.29%

*For underlying funds.

FUND ASSET ALLOCATION
------------------------------------------
STOCKS                                 61%
BONDS                                  39%

VOLATILITY MEASURES
----------------------------------------------------------
                              LIFESTRATEGY
                           MODERATE GROWTH         S&P 500
----------------------------------------------------------
R-Squared                             0.98            1.00
Beta                                  0.60            1.00

ALLOCATION TO UNDERLYING FUNDS
-------------------------------------------------------
Vanguard Asset Allocation Fund                    24.7%
Vanguard Total Bond Market Index Fund             29.5
Vanguard Total International Stock
  Index Fund                                      10.1
Vanguard Total Stock Market Index Fund            35.7
-------------------------------------------------------
Total                                            100.0%

EQUITY INVESTMENT FOCUS
--------------------------------
[GRAPH]

FIXED-INCOME INVESTMENT FOCUS
--------------------------------
[GRAPH]

FUND PROFILE
LIFESTRATEGY GROWTH FUND

This Profile provides a snapshot of the fund's characteristics as of December 31, 1998, including its allocations to various asset classes and to underlying Vanguard funds. Key elements of this Profile are defined on page 13.

FINANCIAL ATTRIBUTES
---------------------------------------------
Yield                                    2.2%
Expense Ratio                              0%
Average Weighted Expense Ratio*         0.29%

*For underlying funds.

FUND ASSET ALLOCATION
---------------------------------
STOCKS                        80%
BONDS                         20%

VOLATILITY MEASURES
----------------------------------------------------------
                              LIFESTRATEGY
                                    GROWTH         S&P 500
----------------------------------------------------------
R-Squared                             0.98            1.00
Beta                                  0.78            1.00

ALLOCATION TO UNDERLYING FUNDS
-------------------------------------------------------
Vanguard Asset Allocation Fund                    24.7%
Vanguard Total Bond Market Index Fund              9.9
Vanguard Total International Stock
  Index Fund                                      15.0
Vanguard Total Stock Market Index Fund            50.4
-------------------------------------------------------
Total                                            100.0%

EQUITY INVESTMENT FOCUS
-----------------------------
[GRAPH]

FIXED-INCOME INVESTMENT FOCUS
-------------------------------
[GRAPH]

FINANCIAL STATEMENTS
DECEMBER 31, 1998

[PHOTO]

STATEMENT OF NET ASSETS

This Statement provides a detailed list of the fund's investments in shares of each Vanguard fund, along with the value of each investment on the last day of the reporting period. Other assets are added to, and liabilities are subtracted from, the value of Total Investments to calculate the fund's Net Assets. Finally, Net Assets are divided by the outstanding shares of the fund to arrive at its share price, or Net Asset Value (NAV) Per Share.

      At the end of the Statement of Net Assets, you will find a table displaying the composition of the fund's net assets on both a dollar and per-share basis. Because all income and any realized gains must be distributed to shareholders each year, the bulk of net assets consists of Paid in Capital (money invested by shareholders). The amounts shown for Undistributed Net Investment Income and Accumulated Net Realized Gains usually approximate the sums the fund had available to distribute to shareholders as income dividends or capital gains as of the statement date. Any Accumulated Net Realized Losses, and any cumulative excess of distributions over net income or net realized gains, will appear as negative balances. Unrealized Appreciation (Depreciation) is the difference between the market value of the fund's investments and their cost, and reflects the gains (losses) that would be realized if the fund were to sell all of its investments at their statement-date values.

------------------------------------------------------------------------------------------------------
                                                                                                MARKET
                                                                                                VALUE*
LIFESTRATEGY INCOME FUND                                                            SHARES       (000)
------------------------------------------------------------------------------------------------------
INVESTMENT COMPANIES (100.5%)
------------------------------------------------------------------------------------------------------
STOCK FUND (5.7%)
Vanguard Total Stock Market Index Fund Investor Shares                            928,494    $  25,459
                                                                                             ---------
BALANCED FUND (25.8%)
Vanguard Asset Allocation Fund                                                  4,742,871      115,631

BOND FUNDS (69.0%)
Vanguard Total Bond Market Index Fund Investor Shares                          21,710,859      222,971
Vanguard Short-Term Corporate Fund Investor Shares                              8,009,988       86,828
                                                                                             ---------
                                                                                               309,799
                                                                                             ---------
------------------------------------------------------------------------------------------------------
TOTAL INVESTMENT COMPANIES
   (COST $414,362)                                                                             450,889
------------------------------------------------------------------------------------------------------
                                                                                     FACE
                                                                                   AMOUNT
                                                                                    (000)
------------------------------------------------------------------------------------------------------
TEMPORARY CASH INVESTMENT (0.7%)
------------------------------------------------------------------------------------------------------
REPURCHASE AGREEMENT
Collateralized by U.S. Government Obligations in a Pooled Cash Account
   4.76%, 1/4/1999
   (COST $3,216)                                                                   $3,216        3,216
------------------------------------------------------------------------------------------------------
TOTAL INVESTMENTS (101.2%)
   (COST $417,578)                                                                             454,105
------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------
                                                                                                MARKET
                                                                                                VALUE*
LIFESTRATEGY INCOME FUND                                                                         (000)
-------------------------------------------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES (-1.2%)
-------------------------------------------------------------------------------------------------------
Other Assets                                                                                $    2,986
Liabilities                                                                                     (8,194)
                                                                                            -----------
                                                                                                (5,208)
-------------------------------------------------------------------------------------------------------
NET ASSETS (100%)
-------------------------------------------------------------------------------------------------------
Applicable to 33,947,823 outstanding $ .001 par value shares of
beneficial interest (unlimited authorization)                                                 $448,897
=======================================================================================================

NET ASSET VALUE PER SHARE                                                                       $13.22
=======================================================================================================
*See Note A in Notes to Financial Statements.

-------------------------------------------------------------------------------------------------------
AT DECEMBER 31, 1998, NET ASSETS CONSISTED OF:
-------------------------------------------------------------------------------------------------------
                                                                                   AMOUNT          PER
                                                                                    (000)        SHARE
-------------------------------------------------------------------------------------------------------
Paid in Capital                                                                  $412,498       $12.15
Undistributed Net Investment Income                                                    37           --
Overdistributed Net Realized Gains                                                   (165)          --
Unrealized Appreciation--Note D                                                    36,527         1.07
=======================================================================================================
NET ASSETS                                                                       $448,897       $13.22
=======================================================================================================

--------------------------------------------------------------------------------------------------------------
                                                                                                      MARKET
                                                                                                      VALUE*
LIFESTRATEGY CONSERVATIVE GROWTH FUND                                                  SHARES          (000)
--------------------------------------------------------------------------------------------------------------
INVESTMENT COMPANIES (99.8%)
--------------------------------------------------------------------------------------------------------------
STOCK FUNDS (25.8%)
Vanguard Total Stock Market Index Fund Investor Shares                                10,660,062  $   292,299
Vanguard Total International Stock Index Fund                                          6,485,012       72,567
                                                                                                  ------------
                                                                                                      364,866
                                                                                                  ------------
BALANCED FUND (25.0%)
Vanguard Asset Allocation Fund                                                        14,522,340      354,055
                                                                                                  ------------

BOND FUNDS (49.0%)
Vanguard Total Bond Market Index Fund Investor Shares                                 40,688,232      417,868
Vanguard Short-Term Corporate Fund Investor Shares                                    25,503,197      276,455
                                                                                                  ------------
                                                                                                      694,323
                                                                                                  ------------
--------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENT COMPANIES
   (COST $1,229,554)                                                                                1,413,244
--------------------------------------------------------------------------------------------------------------
                                                                                            FACE
                                                                                          AMOUNT
                                                                                           (000)
--------------------------------------------------------------------------------------------------------------
TEMPORARY CASH INVESTMENT (0.2%)
--------------------------------------------------------------------------------------------------------------
REPURCHASE AGREEMENT
Collateralized by U.S. Government Obligations in a Pooled Cash Account
   4.76%, 1/4/1999
   (Cost $3,330)                                                                          $3,330        3,330
--------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENTS (100.0%)
   (COST $1,232,884)                                                                                1,416,574
--------------------------------------------------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES
--------------------------------------------------------------------------------------------------------------
Other Assets                                                                                           10,136
Liabilities                                                                                           (11,001)
                                                                                                  ------------
                                                                                                         (865)
--------------------------------------------------------------------------------------------------------------
NET ASSETS (100%)
--------------------------------------------------------------------------------------------------------------
Applicable to 96,214,872 outstanding $.001 par value shares of beneficial interest
   (unlimited authorization)                                                                       $1,415,709
==============================================================================================================

NET ASSET VALUE PER SHARE                                                                              $14.71
==============================================================================================================
*See Note A in Notes to Financial Statements.

--------------------------------------------------------------------------------------------------------------
AT DECEMBER 31, 1998, NET ASSETS CONSISTED OF:
--------------------------------------------------------------------------------------------------------------
                                                                                          AMOUNT          PER
                                                                                           (000)        SHARE
--------------------------------------------------------------------------------------------------------------
Paid in Capital                                                                       $1,232,692       $12.81
Overdistributed Net Investment Income                                                      (602)         (.01)
Overdistributed Net Realized Gains                                                          (71)           --
Unrealized Appreciation--Note D                                                          183,690         1.91
==============================================================================================================
NET ASSETS                                                                            $1,415,709       $14.71
==============================================================================================================

----------------------------------------------------------------------------------------------------------------
                                                                                                        MARKET
                                                                                                        VALUE*
LIFESTRATEGY MODERATE GROWTH FUND                                                       SHARES           (000)
----------------------------------------------------------------------------------------------------------------
INVESTMENT COMPANIES (99.9%)
----------------------------------------------------------------------------------------------------------------
STOCK FUNDS (45.7%)
Vanguard Total Stock Market Index Fund Investor Shares                                  28,634,694  $   785,163
Vanguard Total International Stock Index Fund                                           19,760,234      221,117
                                                                                                    ------------
                                                                                                      1,006,280
                                                                                                    ------------
BALANCED FUND (24.7%)
Vanguard Asset Allocation Fund                                                          22,284,364      543,293
                                                                                                    ------------

BOND FUND (29.5%)
Vanguard Total Bond Market Index Fund Investor Shares                                   63,211,771      649,185
                                                                                                    ------------
----------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENT COMPANIES
   (COST $1,793,040)                                                                                  2,198,758
----------------------------------------------------------------------------------------------------------------
                                                                                           FACE
                                                                                         AMOUNT
                                                                                          (000)
----------------------------------------------------------------------------------------------------------------
TEMPORARY CASH INVESTMENT (0.1%)
----------------------------------------------------------------------------------------------------------------
REPURCHASE AGREEMENT
Collateralized by U.S. Government Obligations in a Pooled Cash Account
   4.76%, 1/4/1999
   (COST $3,235)                                                                            $3,235        3,235
----------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENTS (100.0%)
   (COST $1,796,275)                                                                                  2,201,993
----------------------------------------------------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES
----------------------------------------------------------------------------------------------------------------
Other Assets                                                                                             15,131
Liabilities                                                                                             (15,180)
                                                                                                     -----------
                                                                                                            (49)
----------------------------------------------------------------------------------------------------------------
NET ASSETS (100%)
----------------------------------------------------------------------------------------------------------------
Applicable to 130,619,841 outstanding $.001 par value shares of beneficial interest
   (unlimited authorization)                                                                         $2,201,944
================================================================================================================

NET ASSET VALUE PER SHARE                                                                                $16.86
================================================================================================================
*See Note A in Notes to Financial Statements.

----------------------------------------------------------------------------------------------------------------
AT DECEMBER 31, 1998, NET ASSETS CONSISTED OF:
----------------------------------------------------------------------------------------------------------------
                                                                                           AMOUNT          PER
                                                                                            (000)        SHARE
----------------------------------------------------------------------------------------------------------------
Paid in Capital                                                                        $1,797,077        $13.76
Overdistributed Net Investment Income                                                        (419)           --
Overdistributed Net Realized Gains                                                           (432)           --
Unrealized Appreciation--Note D                                                           405,718          3.10
================================================================================================================
NET ASSETS                                                                             $2,201,944        $16.86
================================================================================================================

------------------------------------------------------------------------------------------------------------------
                                                                                                          MARKET
                                                                                                          VALUE*
LIFESTRATEGY GROWTH FUND                                                                   SHARES          (000)
------------------------------------------------------------------------------------------------------------------
INVESTMENT COMPANIES (100.0%)
------------------------------------------------------------------------------------------------------------------
STOCK FUNDS (65.4%)
Vanguard Total Stock Market Index Fund Investor Shares                                    35,371,618  $   969,890
Vanguard Total International Stock Index Fund                                             25,847,285      289,231
                                                                                                      ------------
                                                                                                        1,259,121
                                                                                                      ------------
BALANCED FUND (24.7%)
Vanguard Asset Allocation Fund                                                            19,496,994      475,337
                                                                                                      ------------

BOND FUND (9.9%)
Vanguard Total Bond Market Index Fund Investor Shares                                     18,504,418      190,040
                                                                                                      ------------
------------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENT COMPANIES
   (COST $1,499,236)                                                                                    1,924,498
------------------------------------------------------------------------------------------------------------------
                                                                                                FACE
                                                                                              AMOUNT
                                                                                               (000)
------------------------------------------------------------------------------------------------------------------
TEMPORARY CASH INVESTMENT (0.1%)
------------------------------------------------------------------------------------------------------------------
REPURCHASE AGREEMENT
Collateralized by U.S. Government Obligations in a Pooled Cash Account
   4.76%, 1/4/1999
   (COST $2,328)                                                                              $2,328        2,328
------------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENTS (100.1%)
   (COST $1,501,564)                                                                                    1,926,826
------------------------------------------------------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES (-0.1%)
------------------------------------------------------------------------------------------------------------------
Other Assets                                                                                                8,828
Liabilities                                                                                               (11,532)
                                                                                                      ------------
                                                                                                           (2,704)
------------------------------------------------------------------------------------------------------------------
NET ASSETS (100%)
------------------------------------------------------------------------------------------------------------------
Applicable to 102,378,923 outstanding $.001 par value shares of beneficial interest
   (unlimited authorization)                                                                           $1,924,122
==================================================================================================================

NET ASSET VALUE PER SHARE                                                                                  $18.79
==================================================================================================================
*See Note A in Notes to Financial Statements.

------------------------------------------------------------------------------------------------------------------
AT DECEMBER 31, 1998, NET ASSETS CONSISTED OF:
------------------------------------------------------------------------------------------------------------------
                                                                                              AMOUNT          PER
                                                                                               (000)        SHARE
------------------------------------------------------------------------------------------------------------------
Paid in Capital                                                                           $1,499,575       $14.64
Overdistributed Net Investment Income                                                           (482)          --
Overdistributed Net Realized Gains                                                              (233)          --
Unrealized Appreciation--Note D                                                              425,262         4.15
==================================================================================================================
NET ASSETS                                                                                $1,924,122       $18.79
==================================================================================================================

STATEMENT OF OPERATIONS

This Statement shows each fund's Income Distributions Received from the other Vanguard funds in which it invests. This Statement also shows any Capital Gain Distributions Received from the other funds' realized net gains, Net Gain (Loss) realized on the sale of investments, and the increase or decrease in the Unrealized Appreciation (Depreciation) on investments during the period.

--------------------------------------------------------------------------------------------------------------------------
                                                                       LIFESTRATEGY       LIFESTRATEGY
                                                    LIFESTRATEGY       CONSERVATIVE           MODERATE      LIFESTRATEGY
                                                          INCOME             GROWTH             GROWTH            GROWTH
                                                            FUND               FUND               FUND              FUND
                                                    ---------------------------------------------------------------------
                                                                          YEAR ENDED DECEMBER 31, 1998
                                                    ---------------------------------------------------------------------
                                                           (000)              (000)              (000)             (000)
-------------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME
INCOME
    Income Distributions Received                        $18,082          $  47,728          $  61,225         $  38,967
    Interest                                                  32                 54                109                87
-------------------------------------------------------------------------------------------------------------------------
NET INVESTMENT INCOME--Note B                             18,114             47,782             61,334            39,054
-------------------------------------------------------------------------------------------------------------------------
REALIZED NET GAIN
    Capital Gain Distributions Received                    6,112             18,655             30,275            26,126
    Investment Securities Sold                               118                 44                480                64
-------------------------------------------------------------------------------------------------------------------------
REALIZED NET GAIN                                          6,230             18,699             30,755            26,190
-------------------------------------------------------------------------------------------------------------------------
CHANGE IN UNREALIZED APPRECIATION
    (DEPRECIATION) OF INVESTMENT SECURITIES               19,239             97,520            220,429           233,545
-------------------------------------------------------------------------------------------------------------------------
NET INCREASE IN NET ASSETS RESULTING
    FROM OPERATIONS                                      $43,583           $164,001           $312,518          $298,789
=========================================================================================================================

STATEMENT OF CHANGES IN NET ASSETS

This Statement shows how each fund's total net assets changed during the two most recent reporting periods. The Operations section summarizes information detailed in the Statement of Operations. The amounts shown as Distributions to shareholders from the fund's net income and capital gains may not match the amounts shown in the Operations section, because distributions are determined on a tax basis and may be made in a period different from the one in which the income was earned or the gains were realized on the financial statements. The Capital Share Transactions section shows the amount shareholders invested in the fund, either by purchasing shares or by reinvesting distributions, as well as the amounts redeemed. The corresponding numbers of Shares Issued and Redeemed are shown at the end of the Statement.

-------------------------------------------------------------------------------------------------------------------------
                                                               LIFESTRATEGY                           LIFESTRATEGY
                                                               INCOME FUND                     CONSERVATIVE GROWTH FUND
                                                      ----------------------------         ------------------------------
                                                                             YEAR ENDED DECEMBER 31,
                                                      -------------------------------------------------------------------
                                                            1998               1997               1998              1997
                                                           (000)              (000)              (000)             (000)
-------------------------------------------------------------------------------------------------------------------------
INCREASE IN NET ASSETS
OPERATIONS
    Net Investment Income                              $  18,114          $  10,541       $     47,782         $  28,957
    Realized Net Gain                                      6,230              1,876             18,699            11,135
    Change in Unrealized Appreciation (Depreciation)      19,239             12,899             97,520            56,446
                                                      -------------------------------------------------------------------
        Net Increase in Net Assets Resulting
            from Operations                               43,583             25,316            164,001            96,538
                                                      -------------------------------------------------------------------
DISTRIBUTIONS
    Net Investment Income                                (18,129)           (10,467)           (48,539)          (28,823)
    Realized Capital Gain                                 (6,279)            (1,902)           (18,656)          (10,984)
                                                      -------------------------------------------------------------------
        Total Distributions                              (24,408)           (12,369)           (67,195)          (39,807)
                                                      -------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS(1)
    Issued                                               273,108            130,219            721,533           382,488
    Issued in Lieu of Cash Distributions                  21,361             10,467             63,978            37,567
    Redeemed                                            (108,685)           (61,177)          (269,557)         (136,332)
                                                      -------------------------------------------------------------------
        Net Increase from Capital Share Transactions     185,784             79,509            515,954           283,723
-------------------------------------------------------------------------------------------------------------------------
    Total Increase                                       204,959             92,456            612,760           340,454
-------------------------------------------------------------------------------------------------------------------------
NET ASSETS
    Beginning of Year                                    243,938            151,482            802,949           462,495
                                                      -------------------------------------------------------------------
    End of Year                                         $448,897           $243,938         $1,415,709          $802,949
=========================================================================================================================

(1)Shares Issued (Redeemed)
    Issued                                                21,063             10,739             50,880            29,511
    Issued in Lieu of Cash Distributions                   1,632                859              4,416             2,855
    Redeemed                                              (8,368)            (5,091)           (19,020)          (10,535)
                                                      -------------------------------------------------------------------
        Net Increase in Shares Outstanding                14,327              6,507             36,276            21,831
=========================================================================================================================

-------------------------------------------------------------------------------------------------------------------------
                                                             LIFESTRATEGY                           LIFESTRATEGY
                                                         MODERATE GROWTH FUND                       GROWTH FUND
                                                    ---------------------------------      ------------------------------
                                                                              YEAR ENDED DECEMBER 31,
                                                    ---------------------------------------------------------------------
                                                            1998               1997               1998              1997
                                                           (000)              (000)              (000)             (000)
-------------------------------------------------------------------------------------------------------------------------
INCREASE IN NET ASSETS
OPERATIONS
    Net Investment Income                             $   61,334         $   40,635         $   39,054        $   25,648
    Realized Net Gain                                     30,755             19,065             26,190            20,378
    Change in Unrealized Appreciation (Depreciation)     220,429            133,867            233,545           129,235
                                                    ---------------------------------------------------------------------
        Net Increase in Net Assets Resulting
            from Operations                              312,518            193,567            298,789           175,261
                                                    ---------------------------------------------------------------------
DISTRIBUTIONS
    Net Investment Income                                (61,591)           (40,797)           (39,473)          (25,360)
    Realized Capital Gain                                (30,946)           (18,847)           (26,309)          (20,474)
                                                    ---------------------------------------------------------------------
        Total Distributions                              (92,537)           (59,644)           (65,782)          (45,834)
                                                    ---------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS(1)
    Issued                                               874,948            535,843            712,132           516,946
    Issued in Lieu of Cash Distributions                  86,634             55,672             64,618            45,132
    Redeemed                                            (337,628)          (193,147)          (269,352)         (136,459)
                                                    ---------------------------------------------------------------------
        Net Increase from Capital Share Transactions     623,954            398,368            507,398           425,619
-------------------------------------------------------------------------------------------------------------------------
    Total Increase                                       843,935            532,291            740,405           555,046
-------------------------------------------------------------------------------------------------------------------------
NET ASSETS
    Beginning of Year                                  1,358,009            825,718          1,183,717           628,671
                                                    ------------------------------------ --------------------------------
    End of Year                                       $2,201,944         $1,358,009         $1,924,122        $1,183,717
=========================================================================================================================

(1)Shares Issued (Redeemed)
    Issued                                                55,074             37,852             40,609            33,989
    Issued in Lieu of Cash Distributions                   5,182              3,820              3,460             2,860
    Redeemed                                             (21,344)           (13,628)           (15,501)           (9,004)
                                                    ---------------------------------------------------------------------
        Net Increase in Shares Outstanding                38,912             28,044             28,568            27,845
=========================================================================================================================

FINANCIAL HIGHLIGHTS

This table summarizes each fund's investment results and distributions to shareholders on a per-share basis. The table also presents the fund's Total Return and shows net investment income and expenses as percentages of average net assets. The expense ratio is zero because the fund pays no direct expenses; its share of the expenses of the other funds in which it invests reduces the income received from them. The data in the table will help you assess: the variability of the fund's net income and total returns from year to year; the relative contributions of net income and capital gains to the fund's total return; the extent to which the fund tends to distribute capital gains; and the portion of capital gains distributions representing the "pass-through" of capital gains distributions received from other Vanguard funds. The table also shows the Portfolio Turnover Rate, a measure of trading activity. A turnover rate of 100% means that the average security is held in the fund for one year.

-------------------------------------------------------------------------------------------------------------------------
                                                                              LIFESTRATEGY INCOME FUND
                                                                        YEAR ENDED DECEMBER 31,
                                                            ---------------------------------------------    SEP. 30* TO
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD                  1998        1997         1996        1995  DEC. 31, 1994
-------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                          $12.43      $11.55       $11.54      $  9.88        $10.00
-------------------------------------------------------------------------------------------------------------------------
INVESTMENT OPERATIONS
    Net Investment Income                                       .63          .63          .64          .49           .14
    Capital Gain Distributions Received                         .20          .15          .19          .09            --
    Net Realized and Unrealized Gain (Loss) on Investments      .78          .83          .03         1.66          (.12)
                                                            -------------------------------------------------------------
        Total from Investment Operations                       1.61         1.61          .86         2.24           .02
                                                            -------------------------------------------------------------
DISTRIBUTIONS
    Dividends from Net Investment Income                       (.63)        (.63)        (.64)        (.49)         (.14)
    Distributions from Realized Capital Gains                  (.19)        (.10)        (.21)        (.09)            --
                                                            -------------------------------------------------------------
        Total Distributions                                    (.82)        (.73)        (.85)        (.58)         (.14)
-------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                               $13.22       $12.43       $11.55       $11.54        $ 9.88
=========================================================================================================================

TOTAL RETURN                                                  13.17%       14.23%        7.65%       22.99%        0.20%
=========================================================================================================================

RATIOS/SUPPLEMENTAL DATA
    Net Assets, End of Period (Millions)                       $449         $244         $151         $121           $11
    Ratio of Expenses to Average Net Assets--Note B               0%           0%           0%           0%           0%
    Ratio of Net Investment Income to Average Net Assets       5.24%        5.54%        5.66%        5.76%      7.31%**
    Portfolio Turnover Rate                                       3%           6%          22%           4%           1%
=========================================================================================================================

 *Inception.

**Annualized.

FINANCIAL HIGHLIGHTS (continued)
--------------------------------------------------------------------------------------------------------------------------
                                                                     LIFESTRATEGY CONSERVATIVE GROWTH FUND
                                                                       YEAR ENDED DECEMBER 31,
                                                             ---------------------------------------------   SEP. 30* TO
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD                  1998        1997         1996         1995 DEC. 31, 1994
--------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                          $13.40      $12.14       $11.68      $  9.89       $10.03
--------------------------------------------------------------------------------------------------------------------------
INVESTMENT OPERATIONS
    Net Investment Income                                        .58         .56          .53          .47          .14
    Capital Gain Distributions Received                          .20         .18          .20          .11          .01
    Net Realized and Unrealized Gain (Loss) on Investments      1.32        1.27          .46         1.80         (.14)
                                                             -------------------------------------------------------------
        Total from Investment Operations                        2.10        2.01         1.19         2.38          .01
                                                             -------------------------------------------------------------
DISTRIBUTIONS
    Dividends from Net Investment Income                        (.59)       (.56)        (.53)        (.47)        (.14)
    Distributions from Realized Capital Gains                   (.20)       (.19)        (.20)        (.12)        (.01)
                                                             -------------------------------------------------------------
        Total Distributions                                     (.79)       (.75)        (.73)        (.59)        (.15)
--------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                                $14.71      $13.40       $12.14       $11.68       $ 9.89
==========================================================================================================================

TOTAL RETURN                                                  15.88%      16.81%       10.36%       24.35%        0.10%
==========================================================================================================================

RATIOS/SUPPLEMENTAL DATA
    Net Assets, End of Period (Millions)                      $1,416         $803         $462         $219          $41
    Ratio of Expenses to Average Net Assets--Note B               0%           0%           0%           0%           0%
    Ratio of Net Investment Income to Average Net Assets       4.32%        4.61%        4.86%        5.14%      7.07%**
    Portfolio Turnover Rate                                       3%           1%           2%           1%           0%
==========================================================================================================================

 *Inception.

**Annualized.

-------------------------------------------------------------------------------------------------------------------------
                                                                          LIFESTRATEGY MODERATE GROWTH FUND
                                                                          YEAR ENDED DECEMBER 31,
                                                           ------------------------------------------------   SEP. 30* TO
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD                  1998         1997         1996         1995 DEC. 31, 1994
--------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                         $14.81        $12.97       $12.11      $  9.86       $10.08
--------------------------------------------------------------------------------------------------------------------------
INVESTMENT OPERATIONS
    Net Investment Income                                      .510          .490          .44          .36          .14
    Capital Gain Distributions Received                        .241          .236          .22          .13          .01
    Net Realized and Unrealized Gain (Loss) on Investments    2.054         1.819          .87         2.25         (.22)
                                                          ----------------------------------------------------------------
        Total from Investment Operations                      2.805         2.545         1.53         2.74         (.07)
                                                          ----------------------------------------------------------------
DISTRIBUTIONS
    Dividends from Net Investment Income                     (.510)        (.490)         (.44)        (.36)        (.14)
    Distributions from Realized Capital Gains                (.245)        (.215)         (.23)        (.13)        (.01)
                                                          ----------------------------------------------------------------
        Total Distributions                                  (.755)        (.705)         (.67)        (.49)        (.15)
--------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                              $16.86        $14.81        $12.97       $12.11      $  9.86
==========================================================================================================================

TOTAL RETURN                                                19.03%        19.77%        12.71%       27.94%       -0.70%
==========================================================================================================================

RATIOS/SUPPLEMENTAL DATA
    Net Assets, End of Period (Millions)                    $2,202        $1,358          $826         $235          $35
    Ratio of Expenses to Average Net Assets--Note B             0%            0%            0%           0%           0%
    Ratio of Net Investment Income to Average Net Assets     3.43%         3.72%         3.98%        4.42%      7.10%**
    Portfolio Turnover Rate                                     5%            2%            3%           1%           0%
==========================================================================================================================

 *Inception.

**Annualized.

--------------------------------------------------------------------------------------------------------------------------
                                                                               LIFESTRATEGY GROWTH FUND
                                                                          YEAR ENDED DECEMBER 31,
                                                             ----------------------------------------------   SEP. 30* TO
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD                  1998        1997         1996         1995   DEC. 31, 1994
--------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                          $16.04      $13.68       $12.36      $  9.93       $10.10
--------------------------------------------------------------------------------------------------------------------------
INVESTMENT OPERATIONS
    Net Investment Income                                       .410         .39          .34          .32          .13
    Capital Gain Distributions Received                         .264         .28          .24          .14          .02
    Net Realized and Unrealized Gain (Loss) on Investments     2.751        2.36         1.32         2.43         (.16)
                                                             -------------------------------------------------------------
        Total from Investment Operations                       3.425        3.03         1.90         2.89         (.01)
                                                             -------------------------------------------------------------
DISTRIBUTIONS
    Dividends from Net Investment Income                       (.410)       (.38)        (.35)        (.31)        (.14)
    Distributions from Realized Capital Gains                  (.265)       (.29)        (.23)        (.15)        (.02)
                                                             -------------------------------------------------------------
        Total Distributions                                    (.675)       (.67)        (.58)        (.46)        (.16)
--------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                                $18.79      $16.04       $13.68       $12.36       $ 9.93
==========================================================================================================================

TOTAL RETURN                                                  21.40%      22.26%       15.41%       29.24%       -0.10%
==========================================================================================================================

RATIOS/SUPPLEMENTAL DATA
    Net Assets, End of Period (Millions)                      $1,924      $1,184         $629         $217          $38
    Ratio of Expenses to Average Net Assets--Note B               0%          0%           0%           0%           0%
    Ratio of Net Investment Income to Average Net Assets       2.53%       2.84%        3.18%        3.67%      7.06%**
    Portfolio Turnover Rate                                       2%          1%           0%           1%           1%
==========================================================================================================================

 *Inception.

**Annualized.

NOTES TO FINANCIAL STATEMENTS

Vanguard LifeStrategy Funds comprises the LifeStrategy Income Fund, LifeStrategy Conservative Growth Fund, LifeStrategy Moderate Growth Fund, and LifeStrategy Growth Fund, each of which is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. Each fund follows a balanced investment strategy by investing in selected Vanguard funds to achieve its targeted allocation of assets to U.S. stocks, international stocks, bonds, and short-term reserves.

A. The following significant accounting policies conform to generally accepted accounting principles for mutual funds. The funds consistently follow such policies in preparing their financial statements.

    1. Valuation: Investments are valued at the net asset value of each Vanguard fund determined as of the close of the New York Stock Exchange (generally 4:00 p.m. Eastern time) on the valuation date. Temporary cash investments are valued at cost, which approximates market value.

    2. Federal Income Taxes: Each fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Accordingly, no provision for federal income taxes is required in the financial statements.

    3. Distributions: Distributions to shareholders are recorded on the ex-dividend date. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes.

    4. Repurchase Agreements: Each fund, along with other members of The Vanguard Group, transfers uninvested cash balances to a Pooled Cash Account, which is invested in repurchase agreements secured by U.S. government securities. Securities pledged as collateral for repurchase agreements are held by a custodian bank until the agreements mature. Each agreement requires that the market value of the collateral be sufficient to cover payments of interest and principal; however, in the event of default or bankruptcy by the other party to the agreement, retention of the collateral may be subject to legal proceedings.

    5. Other: Income and capital gain distributions received are recorded on the ex-dividend date. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

B. Under a special service agreement, The Vanguard Group furnishes corporate management, administrative, marketing, and distribution services to the funds. The special service agreement provides that Vanguard will reimburse the funds' expenses to the extent of savings in administrative and marketing costs realized by Vanguard in the operation of the funds. Accordingly, all expenses incurred by the funds during the year ended December 31, 1998, were reimbursed by Vanguard. The funds' Trustees and officers are also Directors and officers of Vanguard and the funds in which the funds invest.

C. During the year ended December 31, 1998, purchases and sales of investment securities were:

      ----------------------------------------------------------------------------------
                                                                 (000)
                                                 ---------------------------------------
      LIFESTRATEGY FUND                             PURCHASES                 SALES
      ----------------------------------------------------------------------------------
      Income                                        $200,080                 $10,912
      Conservative Growth                            549,341                  34,344
      Moderate Growth                                708,599                  87,788
      Growth                                         538,090                  30,015
      ----------------------------------------------------------------------------------

D. At December 31, 1998, net unrealized appreciation of investment securities for financial reporting and federal income tax purposes was:

      ---------------------------------------------------------------------------------------
                                                                (000)
                                    ---------------------------------------------------------
                                                                                     NET
                                         APPRECIATED         DEPRECIATED          UNREALIZED
      LIFESTRATEGY FUND                  SECURITIES          SECURITIES          APPRECIATION
      ---------------------------------------------------------------------------------------
      Income                             $  36,527               --               $ 36,527
      Conservative Growth                  183,690               --                183,690
      Moderate Growth                      405,718               --                405,718
      Growth                               425,262               --                425,262
      ---------------------------------------------------------------------------------------

REPORT OF INDEPENDENT
ACCOUNTANTS

[PHOTO]

To the Shareholders and
Trustees of Vanguard LifeStrategy Funds

In our opinion, the accompanying statements of net assets and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Vanguard LifeStrategy Income Fund, Vanguard LifeStrategy Conservative Growth Fund, Vanguard LifeStrategy Moderate Growth Fund and Vanguard LifeStrategy Growth Fund (hereafter referred to as the "Funds") at December 31, 1998, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Funds' management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 1998 by correspondence with the custodian, provide a reasonable basis for the opinion expressed above.

PricewaterhouseCoopers LLP

Thirty South Seventeenth Street
Philadelphia, Pennsylvania 19103

February 2, 1999

SPECIAL 1998 TAX INFORMATION (UNAUDITED) FOR VANGUARD LIFESTRATEGY FUNDS

This information for the fiscal year ended December 31, 1998, is included pursuant to provisions of the Internal Revenue Code.

      The Income, Conservative Growth, Moderate Growth, and Growth Funds distributed $3,305,000, $9,793,000, $16,420,000, and $13,895,000,
respectively, as capital gain dividends (from net long-term capital gains) to shareholders during the fiscal year ended December 31, 1998, all of which is designated as 20% rate gain distributions.

      For corporate shareholders, the percentage of investment income (dividend income plus short-term gains, if any) that qualifies for the dividends-received deduction is as follows:

           ---------------------------------------------------------------
           LifeStrategy Income Fund                                   3.4%
           LifeStrategy Conservative Growth Fund                      7.2
           LifeStrategy Moderate Growth Fund                         12.4
           LifeStrategy Growth Fund                                  20.9
           ---------------------------------------------------------------

                             TRUSTEES AND OFFICERS

JOHN C. BOGLE
Founder, Senior Chairman of the Board, and Director/Trustee of The Vanguard Group, Inc., and each of the investment companies in The Vanguard Group.

JOHN J. BRENNAN
Chairman of the Board, Chief Executive Officer, and Director/Trustee of The Vanguard Group, Inc., and each of the investment companies in The Vanguard Group.

BARBARA BARNES HAUPTFUHRER
Director of The Great Atlantic and Pacific Tea Co., IKON Office Solutions, Inc., Raytheon Co., Knight-Ridder, Inc., Massachusetts Mutual Life Insurance Co., and Ladies Professional Golf Association; Trustee Emerita of Wellesley College.

JOANN HEFFERNAN HEISEN
Vice President, Chief Information Officer, and a member of the Executive Committee of Johnson & Johnson; Director of Johnson & Johnson-Merck Consumer Pharmaceuticals Co., Women First HealthCare, Inc., Recording for the Blind and Dyslexic, The Medical Center at Princeton, and Women's Research and Education Institute.

BRUCE K. MACLAURY
President Emeritus of The Brookings Institution; Director of American Express Bank Ltd., The St. Paul Companies, Inc., and National Steel Corp.

BURTON G. MALKIEL
Chemical Bank Chairman's Professor of Economics, Princeton University; Director of Prudential Insurance Co. of America, Banco Bilbao Gestinova, Baker Fentress & Co., The Jeffrey Co., and Southern New England Telecommunications Co.

ALFRED M. RANKIN, JR.
Chairman, President, and Chief Executive Officer of NACCO Industries, Inc.; Director of NACCO Industries, The BFGoodrich Co., and The Standard Products Co.

JOHN C. SAWHILL
President and Chief Executive Officer of The Nature Conservancy; formerly, Director and Senior Partner of McKinsey & Co. and President of New York University; Director of Pacific Gas and Electric Co., Procter & Gamble Co., NACCO Industries, and Newfield Exploration Co.

JAMES O. WELCH, JR.
Retired Chairman of Nabisco Brands, Inc.; retired Vice Chairman and Director of RJR Nabisco; Director of TECO Energy, Inc., and Kmart Corp.

J. LAWRENCE WILSON
Chairman and Chief Executive Officer of Rohm & Haas Co.; Director of Cummins Engine Co. and The Mead Corp.; Trustee of Vanderbilt University.


                              OTHER FUND OFFICERS

RAYMOND J. KLAPINSKY
Secretary; Managing Director and Secretary of The Vanguard Group, Inc.; Secretary of each of the investment companies in The Vanguard Group.

THOMAS J. HIGGINS
Treasurer; Principal of The Vanguard Group, Inc.; Treasurer of each of the investment companies in The Vanguard Group.

KAREN E. WEST
Controller; Principal of The Vanguard Group, Inc.; Controller of each of the investment companies in The Vanguard Group.

                            OTHER VANGUARD OFFICERS

R. GREGORY BARTON
Managing Director, Legal Department.

ROBERT A. DISTEFANO
Managing Director, Information Technology.

JAMES H. GATELY
Managing Director, Individual Investor Group.

KATHLEEN C. GUBANICH
Managing Director, Human Resources.

IAN A. MACKINNON
Managing Director, Fixed Income Group.

F. WILLIAM MCNABB, III
Managing Director, Institutional Investor Group.

MICHAEL S. MILLER
Managing Director, Planning and Development.

RALPH K. PACKARD
Managing Director and Chief Financial Officer.

GEORGE U. SAUTER
Managing Director, Core Management Group.

  "STANDARD & POOR'S(R)," "S&P(R)," "S&P 500(R)," "STANDARD & POOR'S 500," AND
     "500" ARE TRADEMARKS OF THE MCGRAW-HILL COMPANIES, INC. FRANK RUSSELL
       COMPANY IS THE OWNER OF TRADEMARKS AND COPYRIGHTS RELATING TO THE
            RUSSELL INDEXES. "WILSHIRE 4500" AND "WILSHIRE 5000" ARE
                       TRADEMARKS OF WILSHIRE ASSOCIATES.

                                    VANGUARD
                                   MILESTONES

                                   [GRAPHIC]

                             The Vanguard Group is
                            named for HMS Vanguard,
                       Admiral Horatio Nelson's flagship
                          at the Battle of the Nile on
                          August 1, 1798. Our founder,
                         John C. Bogle, chose the name
                        after reading Nelson's inspiring
                      tribute to his fleet: "Nothing could
                          withstand the squadron . . .
                       with the judgment of the captains,
                      together with their valour, and that
                        of the officers and men of every
                 description, it was absolutely irresistible."

                                   [GRAPHIC]

                          Walter L. Morgan, founder of
                         Wellington Fund, the nation's
                          oldest balanced mutual fund
                        and forerunner of today's family
                          of some 100 Vanguard funds,
                        celebrated his 100th birthday on
                           July 23, 1998. Mr. Morgan,
                        a true investment pioneer, died
                        six weeks later on September 2.

                                   [GRAPHIC]

                                Wellington Fund,
                       The Vanguard Group's oldest fund,
                         was incorporated by Mr. Morgan
                      70 years ago, on December 28, 1928.
                The fund was named after the Duke of Wellington,
                             whose forces defeated
                          Napoleon Bonaparte at the
                         Battle of Waterloo in 1815.


[THE VANGUARD GROUP LOGO]

Post Office Box 2600
Valley Forge, Pennsylvania 19482

FUND INFORMATION
1-800-662-7447

INDIVIDUAL ACCOUNT SERVICES
1-800-662-2739

INSTITUTIONAL INVESTOR SERVICES
1-800-523-1036

www.vanguard.com
online@vanguard.com

All Vanguard funds are offered by prospectus only. Prospectuses contain more complete information on advisory fees, distribution charges, and other expenses and should be read carefully before you invest or send money. Prospectuses can be obtained directly from The Vanguard Group.

Q880-02/17/1999

(C) 1999 Vanguard Marketing Corporation, Distributor. All rights reserved.